UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to §240.14a-12

CARRIZO OIL & GAS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2009

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. (the “Company”) to be held at 9:00 a.m. on Thursday, April 30, 2009, at The Downtown Club at Plaza, 49th Floor, One Shell Plaza, 910 Louisiana Street, Houston, Texas.

This booklet includes the notice of the meeting and the proxy statement, which contains information about the Board and its committees and personal information about the nominees for the Board.  Other matters on which action is expected to be taken during the meeting are also described.

We hope you will find it convenient to attend in person.  Whether or not you expect to attend, to assure representation at the meeting and the presence of a quorum, please date, sign and promptly mail the enclosed proxy in the return envelope provided..

A copy of the Company’s 2008 Annual Report to Shareholders is also enclosed.

Sincerely,

/s/ S.P. Johnson IV
S.P. Johnson IV
President and Chief Executive Officer

CARRIZO OIL & GAS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 30, 2009

To the Shareholders of
Carrizo Oil & Gas, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. (the “Company”) will be held at The Downtown Club at Plaza, 49th Floor, One Shell Plaza, 910 Louisiana Street, Houston, Texas, on April 30, 2009, at 9:00 a.m. for the following purposes:

(1)	to elect seven members to the Board of Directors for the ensuing year;

(2)
to approve the amendment and restatement of the Incentive Plan of Carrizo Oil & Gas, Inc. to, among other things, (1) authorize 1,595,000 additional shares for issuance; and (2) modify the performance goals set forth in the Incentive Plan to more accurately reflect the types of performance goals relevant to, and prevalent in, our industry; and

(3)	to transact such other business as may properly come before the meeting.

The Company has fixed the close of business on March 12, 2009, as the record date for determining shareholders entitled to notice of, and to vote at, such meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person.  Even if you plan to attend the meeting, you are requested to read the enclosed proxy statement and to mark, sign, date and return the accompanying proxy as soon as possible.

By Order of the Board of Directors

/s/ Paul F. Boling
Paul F. Boling
Secretary

March 31, 2009
1000 Louisiana Street, Suite 1500
Houston, TX 77002

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 30, 2009.

The proxy statement and annual report to shareholders are available at www.crzo.net/proxy2009.pdf

CARRIZO OIL & GAS, INC.
1000 Louisiana Street, Suite 1500
Houston, Texas 77002

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), to be voted at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at The Downtown Club at Plaza, 49th Floor, One Shell Plaza, 910 Louisiana Street, Houston, Texas on April 30, 2009, at 9:00 a.m., and any and all adjournments thereof.

This statement and the accompanying form of proxy are first being mailed to shareholders on or about March 31, 2009.

Voting Procedures

Shareholders of record as of March 12, 2009, the record date for determining persons entitled to notice of, and to vote at, the Annual Meeting, are entitled to vote on all matters at the Annual Meeting and at any adjournments thereof.  On March 12, 2009, the issued and outstanding capital stock of the Company consisted of 30,888,890 shares of common stock, par value $0.01 per share (the “Common Stock”).  No other class of stock is outstanding.  Each share of Common Stock is entitled to one vote on each matter submitted to a vote of shareholders.  Cumulative voting is not allowed.  The holders of a majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, constitute a quorum for the transaction of business at the Annual Meeting.

All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy.  As to any matter for which no choice has been specified in the proxy, the shares represented thereby will be voted by the persons named in the proxy, to the extent applicable, (1) for the election as a director of each nominee listed in this proxy statement; (2) for the approval of the amendment and restatement of the Incentive Plan; and (3) in the discretion of the persons named in the proxy in connection with any other business that may properly come before the meeting.  A shareholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering written notice to the Secretary of the Company or by delivering a properly executed proxy bearing a later date.  A shareholder who attends the Annual Meeting may, if he or she wishes, vote by ballot at the Annual Meeting and that vote will cancel any proxy previously given.  Attendance at the Annual Meeting will not in itself, however, constitute the revocation of a proxy.

Proxies indicating shareholder abstentions will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will not be voted on any matter and therefore will have the same effect as a vote against a matter, except in the case of director elections, which are determined by a plurality of votes cast, as to which those abstentions will have no effect.  Shares represented by “broker nonvotes” (i.e., shares held by brokers or nominees for which instructions have not been received from the beneficial owners or persons entitled to vote and for which the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will not be voted on any matter, and thus will be disregarded in the calculation of “votes cast” with respect to that matter (even though those shares may be considered as entitled to vote or be voted on other matters).  Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed as election inspectors for the Annual Meeting.

Security Ownership of Management and Certain Beneficial Owners

The table below sets forth information concerning (1) the only persons known by the Company, based solely on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to own beneficially in excess of 5% of the Common Stock as of December 31, 2008, and (2) the shares of Common Stock beneficially owned as of March 6, 2009 by each director, the Chief Executive Officer, the Chief Financial Officer and three other executive officers whose names appear in the “Summary Compensation Table,” and by all executive officers and directors collectively.  Except as indicated, each individual has sole voting power and sole investment power over all shares listed opposite his name.  As of March 6, 2009, the Company had 30,888,890 shares of Common Stock issued and outstanding.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percent of Common Stock (rounded)
Directors and Executive Officers:
S. P. Johnson IV	726,806	2.3%
Paul F. Boling	47,880	*
Gregory E. Evans	41,959	*
J. Bradley Fisher	42,607	*
Richard H. Smith	16,845	*
Steven A. Webster	2,578,991	8.2%
Thomas L. Carter, Jr.	19,625	*
Paul B. Loyd, Jr.	56,450	*
F. Gardner Parker	77,500	*
Roger A. Ramsey	32,500	*
Frank A. Wojtek	73,458	*
Directors and Executive Officers as a Group (11 persons)	3,714,621	11.7%
Barclays Global Investors, NA (3)	3,076,896	9.7%
Columbia Wanger Asset Management, L.P. (4)	3,497,000	11.1%
Centennial Energy Partners, L.L.C. (5)	2,940,999	9.3%
Neuberger Berman Inc. (6)	2,030,727	6.4%
__________

* Less than 1%.

(1)
Except as otherwise noted and pursuant to applicable community property laws, each shareholder has sole voting and investment power with respect to the shares beneficially owned.  None of the shares beneficially owned by our executive officers or directors are pledged as security, except for 70,958 shares held in a margin account by Mr. Wojtek and 50,000 shares held in a margin account by Mr. Parker.  The business address of each director and executive officer is c/o Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002.

(2)
The table includes shares of Common Stock that can be acquired through the exercise of options within 60 days of March 6, 2009 as follows: Mr. Johnson — 206,668, Mr. Boling — 14,250, Mr. Evans — 13,333, Mr. Fisher — none, Mr. Smith — none, Mr. Webster — 285,834, Mr. Carter — 3,334, Mr. Loyd — 29,500, Mr. Parker — 27,500, Mr. Ramsey — 13,500, Mr. Wojtek — 2,500, and all executive officers and directors as a group — 596,419.  The percent of the class owned by each person has been computed assuming the exercise of all options deemed to be beneficially owned by that person, and assuming that no options held by any other person have been exercised.

(3)
Based solely on a Schedule 13G filed with the SEC on February 5, 2009 by Barclays Global Investors, NA (“Barclays”), Barclays Global Fund Advisors (“BG Fund”), Barclays Global Investors, LTD (“BGI LTD”), Barclays Global Investors Japan Limited (“BGI Japan”), Barclays Global Investors Canada Limited (“BGI Canada”), Barclays Global Investors Australia Limited (“BGI Australia”) and Barclays Global Investors (Deutschland) AG (“BGI Germany”).  Barclays reports sole voting power over 760,765 shares and sole dispositive power over 856,255 shares; BG Fund reports sole voting and dispositive power over 682,193 shares; and BGI Germany reports sole voting power over 1,442,958 shares and sole dispositive power over 1,538,448 shares.  Each of BGI LTD, BGI Japan, BGI Canada and BGI Australia reported no beneficial ownership.  The address for Barclays and BG Fund is 400 Howard Street, San Francisco, California 94105; the address for BGI LTD is Murray House, 1 Royal Mint Court, London, EC3N 4HH, England; the address for BGI Japan is Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo, 150-8402, Japan; the address for BGI Canada is Brookfield Place 161 Bay Street, Suite 2500, Toronto, Canada, Ontario M5J 2S1; the address for BGI Australia is Level 43, Grosvenor Place, 225 George Street, PO Box N43, Sydney,

Australia NSW 1220; and the address for BGI Germany is Apianstrasse 6, D-85774 Unterfohring, Germany.

(4)
Based solely on a Schedule 13G/A filed with the SEC on January 27, 2009, Columbia Wanger Asset Management, L.P., an investment adviser, reported sole voting power over 3,351,000 shares and sole dispositive power over 3,497,000 shares.  The address of the principal business office of Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(5)
Based solely on a Schedule 13G/A filed with the SEC on February 12, 2009, Centennial Energy Partners, L.L.C. reported shared voting power and shared dispositive power over 2,940,999 shares.  Peter K. Seldin, the managing member of Centennial Energy Partners, L.L.C., also reported shared voting power and shared dispositive power over 2,940,999 shares.  Centennial Energy Partners, L.P., of which Centennial Energy Partners, L.L.C. serves as general partner, reported shared voting power and shared dispositive power over 1,632,598 shares.  The address of the principal business office of each of these entities is 575 Lexington Avenue, 33rd Floor, New York, New York 10022.

(6)
Based solely on a Schedule 13G/A filed with the SEC on February 12, 2009, Neuberger Berman Inc. and Newberger Berman, LLC each reported shared voting power over 1,722,527 shares and shared dispositive power over 2,030,727 shares.  Neuberger Berman Management LLC reported shared voting power and shared dispositive power over 1,722,527 shares.  Neuberger Berman Equity Funds reported shared voting power and shared dispositive power over 1,708,327 shares.  The address of the principal business office of each of these entities is 605 Third Avenue, New York, New York 10158.

PROPOSAL I

ELECTION OF DIRECTORS

The persons designated as proxies in the enclosed proxy card intend, unless the proxy is marked with contrary instructions, to vote for the following nominees as directors to serve until the 2010 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until their resignation or removal:  Mr. S.P. Johnson IV, Mr. Steven A. Webster, Mr. Thomas L. Carter, Jr., Mr. Paul B. Loyd, Jr., Mr. F. Gardner Parker, Mr. Roger A. Ramsey and Mr. Frank A. Wojtek.  The Board of Directors has no reason to believe that any nominee for election as a director will not be a candidate or will be unable to serve, but if for any reason one or more of these nominees is unavailable as a candidate or unable to serve when election occurs, the persons designated as proxies in the enclosed proxy card, in the absence of contrary instructions, will in their discretion vote the proxies for the election of any of the other nominees or for a substitute nominee or nominees, if any, selected by the Board of Directors.  The affirmative vote of a plurality of the votes cast by holders entitled to vote in the election of directors at the Annual Meeting is required for the election of each nominee for director.

Nominees

The following sets forth information concerning the seven nominees for election as directors at the Annual Meeting, including information as to each nominee’s age as of March 6, 2009, position with the Company and business experience during the past five years.  All nominees are currently serving as directors and are standing for re-election.

S.P. Johnson IV, age 53, has served as our President and Chief Executive Officer and a director since December 1993.  Prior to that, he worked for Shell Oil Company for 15 years.  His managerial positions included Operations Superintendent, Manager of Planning and Finance and Manager of Development Engineering.  Mr. Johnson is also a director of Basic Energy Services, Inc. (a well servicing contractor) and Pinnacle Gas Resources, Inc. (a coalbed methane exploration and production company).  Mr. Johnson is a Registered Petroleum Engineer and has a B.S. in Mechanical Engineering from the University of Colorado.

Steven A. Webster, age 57, has been the Chairman of our Board of Directors since June 1997 and has been a director since 1993.  Since July 2005, when he co-founded the firm, Mr. Webster has served as Co-Managing

Partner and President of Avista Capital Partners, a private equity firm focused on investments in the energy, media and healthcare sectors.  From January 2000 until June 2005, Mr. Webster served as the Chairman of Global Energy Partners, Ltd., an affiliate of CSFB Private Equity, which made private equity investments in the energy business.  From December 1997 to May 1999, Mr. Webster was the Chief Executive Officer and President of R&B Falcon Corporation, an offshore drilling contractor, and prior to that, was Chairman and Chief Executive Officer of Falcon Drilling Company, which he founded in 1988.  Mr. Webster is also a director of SEACOR Holdings, Inc. (a marine transportation and service provider), Geokinetics, Inc. (a seismic acquisition and geophysical services company), Basic Energy Services, Inc., and Hercules Offshore, Inc. (an offshore drilling contractor), as well as various private companies.  He is also a trust manager of Camden Property Trust (a real estate investment trust).  Mr. Webster holds an M.B.A. from Harvard Business School and a B.S. in Industrial Management degree from Purdue University.

Thomas L. Carter, Jr., age 57, has been a director since March 2005.  He has been Chairman and Chief Executive Officer of Black Stone Minerals Company, L.P., a privately-owned Delaware limited partnership located in Houston, Texas, since its formation in 1998.  Mr. Carter has also served as Managing General Partner of Black Stone Energy Company from 1980 to the present.  Prior to the formation of Black Stone, Mr. Carter served as Managing General Partner of W.T. Carter & Bros. from 1987 through 1992.  From 1975 to 1979, Mr. Carter was with Texas Commerce Bank in Houston, Texas.  Mr. Carter holds an M.B.A. and B.B.A. from The University of Texas at Austin.

Paul B. Loyd, Jr., age 62, has been a director since 1993.  Mr. Loyd was Chairman of the Board and Chief Executive Officer of Reading & Bates Corporation (an offshore drilling company) from 1991 to 1997 and of R&B Falcon Corporation from 1999 until its merger with Transocean Inc. in 2001.  Mr. Loyd has been the principal of Loyd & Associates, Inc., a private financial consulting firm, since 1989.  Mr. Loyd was Chief Executive Officer and a director of Chiles-Alexander International, Inc. from 1987 to 1989, President and a director of Griffin-Alexander Drilling Company from 1984 to 1987, and prior to that, a director and Chief Financial Officer of Houston Offshore International, all of which are companies in the offshore drilling industry.  Mr. Loyd is currently a director of Frontier Oil Corporation (a refining and marketing company), F&M Bancorp, (a private commercial bank holding company) and is a member of the Board of Trustees of Southern Methodist University.  Mr. Loyd served as President of our company from its inception in September 1993 until December 1993.  Mr. Loyd holds an undergraduate degree from Southern Methodist University and an M.B.A. degree from Harvard Business School.

F. Gardner Parker, age 67, has been a director since 2000.  He currently is, and has been, a Trust Manager with Camden Property Trust since 1998, where he also served as the Managing Trust Manager until 2006.  He also serves on the boards of Sharps Compliance Corp. (a waste management services provider), Hercules Offshore, Inc. and Pinnacle Gas Resources, Inc.  In addition, he serves on the board of directors of the following private companies: Gillman Automobile Dealerships, Net Near U Communications, Camp Longhorn, Inc., Sherwood Healthcare Inc., and Norton Ditto.  Mr. Parker also worked with Ernst & Ernst (now Ernst & Young LLP) for 14 years, seven of which he served as a partner.  He is a graduate of The University of Texas.

Roger A. Ramsey, age 70, has been a director since 2004.  He is the Chairman and Chief Executive Officer of MedServe, Inc., a privately held corporation.  He served as Chairman of the Board of Allied Waste Industries, Inc. from October 1989 through his retirement in December 1998, and Chief Executive Officer of that company from October 1989 through July 1997.  Beginning in 1960, Mr. Ramsey was employed by the international accounting firm of Arthur Andersen LLP.  In 1968, Mr. Ramsey co-founded Browning-Ferris Industries, Inc. and served as its Vice President and Chief Financial Officer until 1977.  Mr. Ramsey is a director of WCA Waste Corporation (a waste management company), a public company.  Mr. Ramsey is also a member of the Board of Trustees at Texas Christian University.

Frank A. Wojtek, age 53, has been a director since 1993.  He is currently the President and Director of A-Texian Compressor, Inc. (a natural gas compression services company) and has served in various capacities with that company since July 2004.  Mr. Wojtek served as our Chief Financial Officer, Vice President, Secretary and Treasurer from 1993 until August 2003.  From 1992 to 1997, Mr. Wojtek was the Assistant to the Chairman of the Board of Reading & Bates Corporation.  Mr. Wojtek has also held the positions of Vice President and Secretary/Treasurer of Loyd & Associates, Inc., a private financial consulting firm, since 1989.  Mr. Wojtek held the positions of Vice President and Chief Financial Officer of Griffin-Alexander Drilling Company from 1984 to 1987, Treasurer of Chiles-Alexander International Inc. from 1987 to 1989, and Vice President and Chief Financial Officer

of India Offshore Inc. from 1989 to 1992, all of which were companies in the offshore drilling industry.  Mr. Wojtek holds a B.B.A. in Accounting with Honors from The University of Texas.

Director Independence

The Board has determined that Messrs. Carter, Loyd, Parker, Ramsey and Wojtek are “independent directors” within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market.

Committees of the Board of Directors

The Board of Directors held four meetings during 2008 and transacted business on six occasions during the year by unanimous written consent.

During 2008, each director attended at least 75% of the aggregate of the total number of Board of Directors’ meetings and of meetings of committees of the Board of Directors on which he served held during his service on the Board of Directors.  The Board of Directors has a Nominating Committee, an Audit Committee, a Compensation Committee and a Budget Committee.

The Board of Directors has a Nominating Committee, which currently consists of Messrs. Loyd and Carter.  The primary responsibilities of the Nominating Committee include identifying, evaluating and recommending, for the approval of the entire Board of Directors, potential candidates to become members of the Board of Directors and recommending membership on standing committees of the Board of Directors.  The Nominating Committee held one meeting during 2008.  A copy of the Nominating Committee Charter may be found on the Company’s website at www.crzo.net.  The Board of Directors has determined that Messrs. Loyd and Carter are independent for purposes of Nasdaq Marketplace Rule 4200(a)(15).

The Board of Directors has an Audit Committee, which currently consists of Messrs. Parker (chairman), Carter and Ramsey.  The Audit Committee held five meetings during 2008.  The Audit Committee has direct responsibility for the appointment, retention, compensation and oversight of the independent registered public accounting firm for the purpose of preparing the Company’s annual audit report or performing other audit, review or attest services for the Company.  The Audit Committee has sole authority to approve all engagement fees and terms of the independent registered public accounting firm and to establish policies and procedures for preapproval of audit and nonaudit services.  The Audit Committee also reviews and discusses the annual audited financial statements with management and the independent registered public accounting firm.  A copy of the Audit Committee Charter may be found on our website at www.crzo.net.

The Board has determined that all of the members of the Audit Committee satisfy the independence standards under the Nasdaq Marketplace Rules and Rule 10A-3 of the Securities Exchange Act.  In addition, the Board has determined that Mr. Parker is an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(i) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).  Mr. Parker is a certified public accountant and served as partner in a major accounting firm.

The Board of Directors has a Compensation Committee which currently consists of Messrs. Parker (chairman) and Ramsey.  The Compensation Committee held seven meetings during 2008.  The primary responsibilities of the Compensation Committee are to review and approve the compensation of the Chief Executive Officer and our other executive officers and oversee and advise the Board on the policies that govern our compensation programs.  The Compensation Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel, compensation consultants or other experts or consultants, as it deems appropriate, without seeking approval of the Board of Directors or management.  The Compensation Committee retains the independent compensation consulting firm of A.G. Ferguson & Associates, Inc. (“AG Ferguson”) to provide the Compensation Committee with market data and recommendations regarding our executive compensation program.  Our CEO annually reviews the performance of our other named executive officers and makes recommendations to the Compensation Committee regarding base salary adjustments, cash bonuses and long-term incentive awards for the other named executive officers.

The Compensation Committee has been appointed by the Board of Directors to administer the Incentive Plan (subject in some cases to action by the full Board).  The Compensation Committee may delegate to the Chief Executive Officer and other senior officers of the Company certain of its duties under the Incentive Plan.  In February 2005, the Compensation Committee delegated authority to the Chief Executive Officer to designate certain eligible participants, excluding “officers” (as defined in Rule 16a-1 promulgated under Section 16 of the Exchange Act) and directors, to receive options under the plan and to determine the number of options to be issued to each such designee, subject to certain limitations.  In October 2006, the Board of Directors designated a special stock award committee of the Board consisting solely of Mr. Johnson to award certain eligible participants, excluding executive officers and directors, shares of restricted stock under the plan and to determine the number of restricted shares to be issued, subject to certain limitations.

A copy of the Compensation Committee Charter can be found on our website at www.crzo.net.  The Board of Directors has determined that Messrs. Parker and Ramsey are independent for purposes of Nasdaq Marketplace Rule 4200(a)(15).

During 2008, the Board of Directors designated a special committee composed of certain independent directors, including Messrs. Parker (chairman) and Ramsey, to review, approve and recommend to the Board of Directors, if appropriate, the advisability and terms of the Company’s joint venture in the Marcellus Shale with Avista Capital Partners, L.P., together with a lease option purchase agreement entered into in connection with this joint venture.  Please see “Certain Transactions – Marcellus Shale Joint Venture” and “– Avista Lease Purchase Option Agreement.”  This special committee met three times to consider this joint venture and other possible financing alternatives for the Company’s Marcellus Shale project.

Director Nominations Process

In assessing the qualifications of candidates for director, the Nominating Committee considers, in addition to qualifications set forth in the Company’s bylaws, each potential nominee’s personal and professional integrity, experience, reputation, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of the Company and its shareholders.  The Nominating Committee also considers requirements under the listing standards of the Nasdaq Stock Market, Inc. for a majority of independent directors, as well as qualifications applicable to membership on Board committees under the listing standards and various regulations.  The Nominating Committee makes recommendations to the Board, which in turn makes the nominations for consideration by the shareholders.

Suggestions for potential nominees for director can come to the Nominating Committee from a number of sources, including incumbent directors, officers, executive search firms and others.  The Nominating Committee will consider director candidates recommended by shareholders.  The extent to which the Nominating Committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the Committee about the qualifications and suitability of the individual, viewed in light of the needs of the Board, and is at the Committee’s discretion.  Recognizing the contribution of incumbent directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole, the Nominating Committee reviews each incumbent director’s qualifications to continue on the Board in connection with the selection of nominees to take office when that director’s term expires, and conducts a more detailed review of each director’s suitability to continue on the Board following expiration of the director’s term.

In addition, the Nominating Committee’s policy is that it will consider candidates for the Board recommended by shareholders.  Any such recommendation should include the candidate’s name and qualifications for Board membership and should be submitted in writing to the Secretary, Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002, along with:

•	a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

•	a statement that the writer is a shareholder of the Company and is proposing a candidate for consideration by the Nominating Committee;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	the financial and accounting background of the candidate, to enable the Nominating Committee to determine whether the candidate would be suitable for Audit Committee membership; and

•	detailed information about any relationship or understanding between the proposing shareholder and the candidate.

Although the Nominating Committee will consider candidates recommended by shareholders, it may determine not to recommend that the Board, or the Board may determine not to, nominate those candidates for election to the Board of Directors.

Director Compensation

The table below contains information about the compensation received by each of our non-employee directors during 2008.  S. P. Johnson IV, our President and Chief Executive Officer, receives no compensation for serving as a director.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Steven A. Webster	180,000	(3)	265,546	─	─	445,546
Thomas L. Carter, Jr.	30,000		174,865	6,335	─	211,200
Paul B. Loyd, Jr.	14,000		69,946	─	─	83,946
F. Gardner Parker	68,750		349,730	─	─	418,480
Roger A. Ramsey	42,000		244,811	─	─	286,811
Frank A. Wojtek	22,500		69,946	─	─	92,446
_____________

(1)
Represents the compensation cost recognized by us in 2008 related to restricted stock awards in accordance with Statement of Financial Accounting Standards No. 123(R) (“FAS 123(R)”).  As of December 31, 2008, our directors held unvested restricted shares in the following amounts:  Webster ─ 8,668, Carter ─ 2,500, Loyd ─ 1,000, Parker ─ 5,000, Ramsey ─ 3,500 and Wojtek ─ 1,000.  The grant date fair value, in accordance with FAS 123(R), of restricted stock awards granted to our non-employee directors in 2008 was $68.88 per share or a total of $1,239,840.  Mr. Webster’s unvested restricted shares set forth above also includes 3,668 shares issued prior to 2008 with a grant date fair value, in accordance with FAS 123(R), of $129,685.

(2)
We did not grant any stock option awards in 2008.  These amounts represent the compensation cost recognized by us in 2008 related to option awards in prior years, in accordance with Statement FAS 123(R).  As of December 31, 2008, our directors held exercisable options to purchase our shares of Common Stock in the following amounts:  Webster ─ 285,834, Carter ─  3,334, Loyd ─ 29,500, Parker ─ 27,500, Ramsey ─ 13,500 and Wojtek ─ 2,500.

(3)	Includes $165,000 paid pursuant to a consulting agreement between the Company and an entity owned by Mr. Webster. See “Certain Transactions—Certain Matters Regarding Mr. Webster” for more information.

For the 2008-2009 director term, each director not employed by the Company or any of its subsidiaries (an “Outside Director”) received an annual cash retainer of $10,000, plus cash compensation of $2,500 per regular meeting attended ($1,000 if attended via telephone), $1,000 per special meeting attended ($500 if attended via telephone) and $1,000 per committee meeting ($500 if attended via telephone).  The additional annual cash retainers for the Chairmen of the Audit, Compensation and Nominating Committees were $12,500, $6,000 and $2,500, respectively, and for non-chairman members of the Audit and Compensation Committees were $7,500 and $4,000, respectively.  Outside director cash compensation for the 2009-2010 director term is expected to remain the same as the 2008-2009 term.  All directors are reimbursed for travel and lodging expenses of attending meetings.

Under the Incentive Plan, the Chairmen of the Audit, Compensation and Nominating Committees and the nonchairmen members of the Audit, Compensation and Nominating Committees who are deemed by the Committee to be independent for purposes of the rules of the Nasdaq Stock Market may be granted stock options and/or restricted stock at the discretion of the Board of Directors or the Compensation Committee.  The vesting terms of any stock options or shares of restricted stock granted to Outside Directors are at the discretion of the Compensation Committee or the Board of Directors.  Each stock option granted to an Outside Director (1) has a ten-year term and (2) has an exercise price equal to the fair market value of a share of Common Stock on the date of grant.  During 2008, each Outside Director received an award of 1,000 shares of restricted stock for the 2008-2009 director term.  Each member of the Audit Committee received an additional 1,500 shares of restricted stock, each member of the Compensation Committee received an additional 1,000 shares of restricted stock and the Chairmen of the Audit and Compensation Committees received an additional 2,500 and 1,500 shares of restricted stock, respectively.  Shares of restricted stock granted to Outside Directors in the 2008-2009 director term will become fully vest on the first anniversary of the grant date.  We currently expect that shares granted to Outside Directors for the 2009-2010 director term will  have similar vesting provisions.

Mr. Webster did not receive the award of restricted shares for his service on the Board of Directors or for his service as Chairman of the Nominating Committee in the 2008-2009 director term.  Mr. Webster will not receive the awards mentioned above which he would otherwise be entitled in light of the consulting agreement between the Company and an entity owned by Mr. Webster.  In 2008, the Company granted 5,000 shares of restricted stock to Mr. Webster in his capacity as a consultant to the Company.  These shares will become fully vested on the first anniversary of the grant date.

Shareholder Communication with the Board of Directors

Shareholders may communicate with the Board by submitting their communications in writing, addressed to the Board as a whole or, at the election of the shareholder, to one or more specific directors, c/o Secretary, Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002.

The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.  Shareholders who wish to submit a complaint under these procedures should submit the complaint in writing to: F. Gardner Parker, Chairman of the Audit Committee, Carrizo Oil & Gas, Inc., 1000 Louisiana Street, Suite 1500, Houston, Texas 77002.  The Company also has a confidential hotline by which employees can communicate concerns or complaints regarding these matters.

Director Attendance at Annual Meeting of Shareholders

The Company does not have a policy regarding director attendance at annual meetings of shareholders.   Four of the Company’s directors attended the 2008 Annual Meeting of Shareholders.

Code of Conduct

The Company has a Code of Conduct that is applicable to all employees and directors and that satisfies the requirements of Nasdaq Marketplace Rule 4350(n).  The Code of Conduct is available on the Company’s website at www.crzo.net.

Section 16(a) Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes of ownership with the SEC.  Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on its review of the copies of such forms received by the Company, and on written representations by the Company’s officers and directors regarding their compliance with the filing requirements, the Company believes that during the fiscal year ended December 31, 2008, all reports required by Section 16(a) to be filed by its directors, officers and greater than 10% beneficial owners were filed on a timely basis.

Board Recommendation

The Board of Directors recommends that shareholders vote FOR the election of the seven nominees for director.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis covers the following topics:

•	our process of setting executive compensation;

•	the philosophy and objectives of our executive compensation program;

•	the components of our executive compensation; and

•	the tax deductibility of executive compensation.

The Executive Compensation Process

The Compensation Committee

The Compensation Committee’s responsibilities, which are more fully described in the Compensation Committee’s charter, include each of the following:

•	Annually reviewing and approving our general compensation philosophy and overseeing the development and implementation of our compensation programs.

•
Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and having the sole authority to determine the CEO’s compensation level based on this evaluation.

•	Reviewing and approving the compensation of all of our other “officers” (as defined in Rule 16a-1 promulgated under Section 16 of the Exchange Act).

•	Making recommendations to the Board with respect to our long-term incentive plan.

•
Administering our long-term incentive plan in accordance with the terms and conditions of the plan, discharging any responsibilities imposed on, and exercising all rights and powers granted to, the Compensation Committee by the plan, and overseeing the activities of the individuals and entities responsible for the day-to-day operation and administration of the plan.

Compensation Consultant

During 2008, the Compensation Committee retained AG Ferguson to assist the Compensation Committee with executive compensation matters, and the Compensation Committee has also retained AG Ferguson for 2009.  AG Ferguson has assisted the Compensation Committee on executive compensation matters since 2005. AG Ferguson is responsible for preparing and presenting a comprehensive competitive market study of the compensation levels and practices of a group of industry peers.  The Compensation Committee determines the identity of the companies in the industry peer group annually.  In 2005 and again in 2008, AG Ferguson also prepared and presented a director compensation study using the same industry peer group.  A representative of AG Ferguson attends a meeting of the Compensation Committee each year to present their annual compensation study.  The Compensation Committee believes AG Ferguson is independent of management.  AG Ferguson works exclusively for the Compensation Committee and generally performs no services directly for management.  Management does not retain the services of a compensation consultant.

The Compensation Committee considers AG Ferguson’s market study of the industry peer group before making decisions with respect to executive compensation (including base salary, bonuses and equity-based compensation) in its discretion.

The companies that the Compensation Committee selects for the industry peer group are designed to represent our competitors of similar size and scope in the exploration and production sector of the energy industry that generally compete in our areas of operation for both business opportunities and executive talent. The industry peer group changes from time to time due to business combinations, asset sales and other types of transactions that cause peer companies to no longer exist or no longer be comparable. The Compensation Committee approves any revisions to the peer group on an annual basis.  The following 15 companies comprised the industry peer group used during 2008 in connection with executive compensation decisions:

•	Abraxas Petroleum Corporation

•	ATP Oil & Gas Corporation

•	Berry Petroleum Company

•	Brigham Exploration Company

•	Delta Natural Gas Company, Inc.

•	Edge Petroleum Corporation

•	Energy Partners, Ltd.

•	Goodrich Petroleum Corporation

•	Harken Energy Corporation

•	Parallel Petroleum Corporation

•	Penn Virginia Corporation

•	PetroQuest Energy, Inc.

•	Range Resources Corporation

•	Swift Energy Company

•	The Meridian Resource Corporation

Role of Executive Officers in Our Executive Compensation Program

Our CEO annually reviews the performance of our other named executive officers and makes recommendations to the Compensation Committee regarding base salary adjustments, cash bonuses and long-term incentive awards for the other named executive officers (but not for himself), based in part on AG Ferguson’s market study.  Both our CEO and our CFO participate in meetings of the Compensation Committee to discuss executive compensation, but they are subsequently excused to allow the members of the Compensation Committee to meet in executive session.

Philosophy and Objectives of Our Executive Compensation Program

The guiding philosophy and specific objectives of our compensation program are: (1) to align executive compensation design and outcomes with our business strategy, (2) to encourage management to create sustained value for our shareholders, (3) to attract, retain, and engage our executives and (4) to support a performance-based culture for all of our employees. These primary objectives are evaluated annually by: (a) measuring and managing executive compensation, with the goal of focusing a majority of the total compensation package on a balance of short-term and long-term performance-based incentives, (b) aligning incentive plan goals with shareholder value-added measures and (c) having an open and objective discussion with management and the Compensation

Committee in setting goals for and measuring performance of the named executive officers.  We believe that each of these objectives is important to our compensation program.  Our compensation program is designed to reward our executives for meeting or exceeding the short-term financial and operating goals and the long-term strategy of the Company.

Executive Compensation Components

The compensation of the named executive officers consists of the following components:

•	base salary;

•	annual bonus;

•	long-term equity-based compensation;

•	severance and change of control benefits; and

•	perquisites and other benefits.

We believe that each of these components is necessary to achieve our objective of retaining highly qualified executives and motivating them to maximize shareholder return.

Base Salary

Base pay is designed to provide basic economic security for our executives and be competitive with salary levels for comparable executive positions at the companies in our industry peer group.  The Compensation Committee reviews comparable salary information provided by AG Ferguson as one factor to be considered in determining the base pay for our executive officers and aims for base pay for our executives to be within a general range of the median for the peer group.  Other factors the Compensation Committee considers in determining base pay for each of the executive officers are the officer’s responsibilities, experience, leadership, potential future contribution and demonstrated individual performance.  The relative importance of these factors varies among our executives depending on their positions and the particular operations and functions for which they are responsible.  The employment contracts of the named executive officers provide that base pay will be reviewed at least annually and may be increased at any time and from time to time and that any increase will be substantially consistent with increases in base salary generally awarded in the ordinary course of business to our other executives.  In the past, the Compensation Committee has also taken into account positive financial results and drilling success in determining base salaries.  The Compensation Committee considers all of these factors and ultimately makes a decision regarding the base pay of the named executive officers in its discretion. The Compensation Committee determined to increase the base salaries of each of the named executive officers in 2008 due to increased responsibilities resulting from the substantial growth of the Company from 2007 to 2008, to remain competitive with executive pay among our peers and to adjust for inflation.  The base salary of Mr. Johnson was increased from $360,000 to $432,000; the base salary of Mr. Boling was increased from $215,000 to $237,000; the base salary of Mr. Fisher was increased from $255,000 to $300,000; the base salary of Mr. Evans was increased from $210,000 to $234,000; and the base salary of Mr. Smith was increased from $190,000 to $215,000.  The Compensation Committee is expected to review the base pay of the named executive officers in May 2009.

Annual Bonus

The annual bonus for each named executive officer is determined by the Compensation Committee.  The annual bonus is a cash incentive designed to motivate our executives to maximize shareholder returns.  The Compensation Committee reviews bonus information for comparable executive positions at the companies in our industry peer group provided by AG Ferguson and aims for bonuses for our executives to be within a general range of the median for the peer group. The Compensation Committee also considers the other factors described above under “Base Salary.”  The employment agreement of each named executive officer contemplates annual bonus awards in an amount comparable to the annual bonus awards of other named executive officers, taking into account the individual’s position and responsibilities.  The Compensation Committee ultimately makes a decision regarding the bonuses of the named executive officers in its discretion.  In April 2008, with respect to 2007, each of Messrs. Johnson, Boling, Fisher, Evans and Smith was awarded a bonus equal to 100%, 93%, 92%, 83% and 81%, respectively, of their annual base pay.  The Compensation Committee is expected to make its decision regarding the bonuses to be awarded to the named executive officers with respect to 2008 in May 2009.  See Note 4 to the “Summary Compensation Table” for more information on the bonuses.

Long-Term Equity-Based Compensation

The objectives of our long-term incentive plan are to (1) attract and retain the services of key employees, qualified independent directors and qualified consultants and other independent contractors and (2) encourage a sense of proprietorship in and stimulate the active interest of those persons in our development and financial success by making awards designed to provide participants in the plan with a proprietary interest in our growth and performance.  Long-term equity-based compensation is tied to shareholder return.

Particularly in recent years, the market for executives in our industry has been very competitive.  The Compensation Committee believes, therefore, that equity compensation awards are particularly important in retaining our executives and attracting new executives.  Under our incentive plan, long-term incentive compensation includes stock options, which generally have a ten-year term and vest on a schedule determined by the Compensation Committee or the Board of Directors.  The exercise price of stock options granted is equal to or greater than the fair market value of our common stock on the date of grant; accordingly, executives receiving stock options are rewarded only if the market price of the common stock appreciates.  Stock options are thus designed to align the interests of our executives with those of our shareholders by encouraging our executives to enhance the value of our company and, hence, the price of the common stock and each shareholder’s return.

Although in the past we relied upon stock option awards to provide long-term incentives for our executives, in recent years the Compensation Committee has relied upon restricted stock.  Particularly given the significant increase in our stock price in the past several years through mid-2008, the Compensation Committee increased the use of restricted stock as a preferable tool to incentivize executive officers.  As a result of the more recent decline in our stock price since mid-2008, the Compensation Committee expects that it will rely increasingly on stock options.  The Compensation Committee reviews incentive award information for comparable executive positions at the companies in our industry peer group provided by AG Ferguson and aims for the size of awards for our executives to be within a general range of the median for the peer group.  The Compensation Committee also considers the other factors described above under “Base Salary.”  The Compensation Committee ultimately makes a decision regarding the size of awards granted to the named executive officers in its discretion.  The shares of restricted stock generally vest in one-third increments over a three-year period, although the Compensation Committee has also granted special awards that have different vesting schedules.  In December 2008, the Compensation Committee granted shares of restricted stock to the named executive officers that will vest in three equal installments assuming the recipient’s continuous employment and the satisfaction of certain performance criteria.  On June 19, 2009, one-third of the shares will vest if the Company’s revenue for the first quarter of 2009 is greater than the Company’s revenue for the third quarter of 2007.  If this performance target is met, an additional one-third of the shares will vest on June 19, 2010, and the final one-third of the shares will vest on June 19, 2011.  The Compensation Committee determined to grant shares of restricted stock with performance-based vesting terms in part so that the compensation should be deductible for federal income tax purposes, as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The three-year vesting period the Compensation Committee adopted is designed to encourage the retention of our executives.  The Compensation

Committee retains the flexibility to grant either restricted stock or stock options in the future, depending on various factors, including the price of the common stock.

We may periodically grant new awards to provide continuing incentive for future performance.  In making the decision to grant additional awards, the Compensation Committee considers factors such as the size of previous grants and the number of awards held.  In determining whether to grant executive officers awards under the plan, the Compensation Committee considers factors, including that executive’s current ownership stake in our company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those awards would encourage the executive to remain with us and the value of the executive’s service to us.  We do not currently have any stock ownership guidelines for officers or directors.

In addition to regular grants, the Compensation Committee or the Board of Directors may from time to time grant shares of restricted stock or stock options to newly hired executives as a hiring incentive.

Severance and Change of Control Benefits

As described in more detail under “Employment Agreements” and “Potential Payments to the Named Executive Officers Upon Termination or Change of Control,” we have entered into employment agreements with the named executive officers that provide for specified severance pay and benefits upon certain termination events, including termination events after a change of control.  The employment agreements contain change of control provisions that we believe are comparable to similar provisions employed by a majority of the companies in our industry peer group.  The Compensation Committee believes these agreements encourage executives to remain in our employment in the event of a change of control of the Company and during circumstances which indicate that a change of control might occur. The Compensation Committee believes this program is important in maintaining strong leadership and in encouraging retention in these situations.

Perquisites and Other Benefits

We also make 401(k) contributions and pay insurance premiums for the named executive officers and our other employees.  We believe providing these benefits as part of our overall compensation package is necessary to attract and retain highly qualified executives and that these benefits are comparable to those provided by our peer group.  In the past, we have awarded overriding royalties in certain oil and gas properties (assigned legal interests) to some of the named executive officers, but we have since adopted a policy that we will not grant any overriding royalty interests to our executive officers.  We also have a “notional” overriding royalty interest participation arrangement with Mr. Fisher, which is not an assigned legal interest but is based on our oil and gas production in a certain operated field located in our Barnett Shale area in the Fort Worth Basin.  Mr. Fisher’s “Other Compensation” for 2008 and 2007 included $2,536 and $2,578 of compensation from overriding royalty interests and $26,055 and $18,193 of compensation from this “notional” overriding royalty interest, respectively.  See Note 4 to the “Summary Compensation Table” for more information.  We believe this arrangement serves as an additional incentive for Mr. Fisher, as Vice President and Chief Operating Officer, to create value for our shareholders.  We may grant similar “notional” overriding royalty participation rights to our named executive officers from time to time in the future.

Tax Considerations

Section 162(m) of the Internal Revenue Code.  Section 162(m) of the Code generally limits (to $1 million per covered executive) the deductibility for federal income tax purposes of compensation paid to certain executives, unless it is “performance-based compensation.”  The Compensation Committee and the Board of Directors will take deductibility or nondeductibility of compensation into account but have in the past authorized, and will retain the discretion in the future to authorize, the payment of potentially nondeductible amounts.

Section 409A of the Internal Revenue Code

To the extent one or more elements of compensation provided to employees is subject to Section 409A of the Code, the Company intends that these elements be compliant so that the employees are not subject to increased income or penalty taxes imposed by Section 409A. Section 409A requires that “deferred compensation” either comply with certain deferral election and payment rules or be subject to a 20% additional tax and in some circumstances penalties and interest imposed on the person who is to receive the deferred compensation. The Company believes that if the adverse tax consequences of Section 409A become applicable to the Company’s compensation arrangements, such arrangements would be less efficient and less effective in incentivizing and retaining employees. The Company intends to operate its compensation arrangements so that they are compliant with Section 409A and has, therefore, amended or modified its compensation programs and awards, including the employment agreements, to the extent necessary to make them compliant.  The Company has also agreed to provide additional payments to the named executive officers in the event that an additional tax is imposed under Section 409A.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation during 2008, 2007 and 2006 of the Company’s Principal Executive Officer, the Company’s Principal Financial Officer and the three other most highly compensated executive officers serving as of December 31, 2008 (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
S. P. Johnson IV President and Chief Executive Officer	2008	408,000	─ (4)		409,259	5,070	20,909	843,238
	2007	348,875	360,000	(5)	346,281	28,155	11,902	1,095,213
	2006	313,958	330,000	(5)	121,525	58,364	10,022	833,969
Paul F. Boling Chief Financial Officer, Vice President, Secretary and Treasurer	2008	229,667	─ (4)		346,904	─	12,296	588,867
	2007	208,333	193,500	(5)	427,893	6,542	7,373	843,641
	2006	188,239	140,400	(5)	301,291	44,142	6,250	680,322
J. Bradley Fisher Vice President and Chief Operating Officer	2008	285,000	─ (4)		429,842	─	43,545	758,387
	2007	250,000	229,500	(5)	551,399	11,410	29,629	1,071,938
	2006	245,907	216,000	(5)	405,609	11,410	23,677	902,603
Gregory E. Evans Vice President of Exploration	2008	226,000	─ (4)		341,273	12,082	12,791	592,146
	2007	203,333	168,000	(5)	414,538	48,327	7,168	841,366
	2006	185,770	152,000	(5)	288,475	48,327	6,176	680,748
Richard H. Smith(6) Vice President of Land	2008	206,667	─ (4)		277,679	─	11,050	495,396
	2007	186,667	152,000	(5)	142,808	─	6,618	488,093
	2006	66,916	36,440	(5)	31,825	─	158	135,339

___________

(1)
Represents the compensation cost recognized by us in the applicable year related to restricted stock awards in accordance with Statement of Financial Accounting Standards No. 123(R).  For a discussion of the valuation assumptions, see Note 2 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008.  See “Grants of Plan-Based Awards Table” for information on awards of restricted stock that we granted in 2008.

(2)
We did not grant any stock option awards in 2008 or 2007.  These amounts represent the compensation cost recognized by us in the applicable year related to option awards in prior years, in accordance with Statement of Financial Accounting Standards No. 123(R).  For a discussion of the valuation assumptions, see Note 2 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008.

(3)	The amounts shown as “All Other Compensation” for the named executive officers include the following:

	Year	Mr. Johnson	Mr. Boling	Mr. Fisher	Mr. Evans	Mr. Smith
Matching contributions under the 401(K) Plan	2008	$19,667	$11,483	$14,250	$11,300	$10,333
	2007	11,063	6,583	7,906	6,425	5,904
	2006	9,377	5,605	7,052	5,531	─
Life insurance premium	2008	1,242	813	705	1,491	717
	2007	389	790	952	743	714
	2006	645	645	645	645	158
Overriding royalties	2008	─	─	28,590	─	─
	2007	─	─	20,771	─	─
	2006	─	─	15,980	─	─

See “Compensation Discussion and Analysis — Perquisites and Other Benefits” for a discussion of overriding royalties granted to certain named executive officers.

(4)	We expect the Compensation Committee will determine the bonus amounts earned by the named executive officers with respect to 2008 in May 2009.

(5)	The amounts shown for 2007 and 2006 include amounts earned with respect to 2007 and 2006 but paid in the second quarter of 2008 and 2007, respectively.

(6)	Mr. Smith joined the Company in August 2006.

GRANTS OF PLAN-BASED AWARDS

The table below contains information with respect to plan-based awards to the named executive officers during 2008.

Name	Grant Date	All Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock Awards ($/Sh) (1)

S. P. Johnson IV	12/19/08	29,595	(2)	$15.40
Paul F. Boling	12/19/08	12,357	(2)	15.40
J. Bradley Fisher	12/19/08	16,137	(2)	15.40
Gregory E. Evans	12/19/08	11,556	(2)	15.40
Richard H. Smith	12/19/08	7,830	(2)	15.40
_____________

(1)
Represents the grant date fair value per share of the awards calculated in accordance with Statement of Financial Accounting Standards No. 123(R).  For a discussion of the valuation assumptions, see Note 2 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008.

(2)
Represents performance-based restricted shares granted under the Incentive Plan.  The restricted shares vest in one-third annual increments over a three-year period if the Company’s revenue for the first quarter of 2009 is greater than the Company’s revenue for the third quarter of 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below presents information on the outstanding equity awards held by the named executive officers as of December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
S. P. Johnson	8,334	─	─	15.01	2/28/2015	─		─
	8,334	─	─	8.27	9/3/2014	─		─
	70,000	─	─	2.25	2/17/2010	─		─
	25,000	─	─	3.14	4/28/2010	─		─
	45,000	─	─	4.01	12/6/2011	─		─
	50,000	─	─	4.43	4/7/2013	─		─
	─	─	─	─	─	5,000	(2)	80,500
	─	─	─	─	─	11,658		187,694
	─	─	─	─	─	29,595	(4)	476,480
Paul F. Boling	14,250	─	─	6.98	2/19/2014	─		─
	─	─	─	─	─	1,534	(2)	24,697
	─	─	─	─	─	6,792	(3)	109,351
	─	─	─	─	─	12,357	(4)	198,948
J. Bradley Fisher	─	─	─	─	─	1,333	(2)	21,461
	─	─	─	─	─	7,965	(3)	128,237
	─	─	─	─	─	16,137	(4)	259,806
Gregory E. Evans	13,333	─	─	14.90	3/2/2015	─		─
	─	─	─	─	─	1,666	(2)	26,823
	─	─	─	─	─	6,652	(3)	107,098
	─	─	─	─	─	11,556	(4)	186,052
Richard H. Smith	─	─	─	─	─	1,071	(3)	17,243
	─	─	─	─	─	7,830	(4)	126,063
	─	─	─	─	─	5,585	(5)	89,919
	─	─	─	─	─	5,000	(6)	80,500
_____________

(1)	Based on the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2008 ($16.10 per share).

(2)	Represents an award of shares of restricted stock, which vest on May 23, 2009.

(3)	Represent an award of shares of restricted stock, 15% of which vested on May 29, 2008, 60% of which vests on May 29, 2009 and the remaining 25% of which vests on May 29, 2010.

(4)
Represents an award of shares of restricted stock that vest in one-third increments on June 19, 2009, June 19, 2010 and June 19, 2011 if the Company’s revenue for the first quarter of 2009 is greater than the Company’s revenue for the third quarter of 2007.

(5)	Represents an award of shares of restricted stock that vests on May 29, 2010.

(6)	Represents an award of shares of restricted stock, half of which vested on September 22, 2008 and the other half of which vests on September 22, 2009.

OPTION EXERCISES AND STOCK VESTED

The following table shows information concerning the amounts realized by the named executive officers on the exercise of options to purchase our common stock during 2008, and the vesting of restricted share awards during 2008:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
S. P. Johnson IV	30,000	1,104,150	10,157	675,878
Paul F. Boling	5,000	219,113	29,301	1,591,391
J. Bradley Fisher	—	—	39,688	2,139,019
Gregory E. Evans	—	—	28,340	1,527,302
Richard H. Smith	—	—	5,189	211,416

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the last completed fiscal year were Mr. Parker and Mr. Ramsey.  There are no matters relating to interlocks or insider participation that we are required to report.

Certain Transactions

The Charter of the Audit Committee also provides that the committee will review all related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K for potential conflicts of interest.  In addition, our Code of Conduct requires that directors and officers and other employees disclose possible conflicts of interest to our Chief Executive Officer, Chief Financial Officer or a member of the Audit Committee.

Marcellus Shale Joint Venture

Effective as of August 1, 2008, a wholly-owned subsidiary of the Company entered into a joint venture arrangement with affiliates of Avista Capital Partners, LP, (Avista Capital Partners, LP together with its affiliates, “Avista”).  This joint venture was entered into by the Company following a process in which a special committee of the Company’s Board of Directors directed management to seek proposals from several private equity and mezzanine lenders in order to establish an advantageous structure to exploit the Company’s Marcellus Shale acreage.  Under the terms of the joint venture, the Company and Avista each committed to contribute up to $150 million in cash and properties to acquire and develop acreage in the Marcellus Shale play, including the dedication of all of their respective Marcellus leasehold owned at the time of the formation of the joint venture.  As of December 31, 2008, the joint venture owned interests in approximately 230,146 gross (183,315 net) acres in the play.

The Company serves as operator of the joint venture properties under a joint operating agreement with Avista and provides all geotechnical, land and accounting support to the joint venture.  The Company has also agreed to perform specified management services for the Avista affiliate that is our partner in the Marcellus joint venture on the same cost and reimbursement basis provided for in the joint operating agreement.  An operating committee composed of one representative of each party provides overall supervision and direction of joint operations.  Each representative has a vote equal to the participating interest in the properties and operations of the party it represents.  Avista or its designee has the right to become a co-operator of the properties if all of its membership interests or substantially all of its assets are sold to an unaffiliated third party or if the Company defaults under the terms of any pledge of its interest in the properties.

In connection with the formation of the joint venture in August 2008, Avista contributed certain leasehold interests and agreed to fund 100% of the joint venture’s next approximately $71.5 million of expenditures related to the Marcellus Shale play (the “Initial Cash Contribution”).  After the Initial Cash Contribution has been funded by Avista, the parties will share all costs of joint venture operations in accordance with their participating interests, which the Company expects will generally be 50/50.

Subject to specified exceptions, net cash flow from hydrocarbon production from the Marcellus joint venture properties and related sales proceeds if the properties are sold will be allocated first to the joint venture partners in proportion to their respective investments (with property dedications generally valued on a cost basis) until Avista has recovered its investment, then 100% to the Company until it recovers approximately $33.5 million, and thereafter in accordance with the parties’ participating interests, which the Company expects will generally be 50/50.  The Company has agreed to jointly market Avista’s share of the production from the properties with its own until the cash flows and sale proceeds are being allocated in accordance with the parties’ participating interests under the joint operating agreement.  In addition to the Company’s share in the production and sale proceeds from joint venture properties, the Company (through a wholly-owned subsidiary) also acquired in the transaction an interest in the Avista joint venture entity that entitles it to increasing percentages of the Avista joint venture entity’s profits if that entity’s members receive a return of their investment and specified internal rates of return on these investments are achieved.  The Company’s interest in the Avista joint venture entity provides consent rights only in limited, specified circumstances and generally does not entitle the Company to vote or participate in the management of the Avista joint venture entity, which is controlled by its members and affiliates.

As part of the transaction, and subject to certain exceptions, the parties have agreed to enter into an area of mutual interest covering the Marcellus Shale play, wherein any lease, royalty or mineral rights acquired by one party within the area must be proportionately offered to the other on the same terms and conditions.  The area of mutual interest will remain in place until the earliest to occur of the following events, at which time the area of mutual interest will only continue to apply to those areas where the joint venture is active: (1) December 31, 2010, (2) the date on which the parties’ collective investment reaches $300 million, (3) upon Avista’s request to be designated (or have its designee designated) as a co-operator of the properties in connection with the sale to an unaffiliated third party of all of its membership interests or substantially all of its assets and (4) upon the Company’s required designation of Avista (or its designee) as a co-operator of the properties in connection with a default by the Company under the terms of any pledge of its interest in the properties.

The parties have limited rights to transfer their respective interests in the properties until the Initial Cash Contribution has been satisfied.  After that time, each party’s ability to transfer its interest in the joint venture to third parties is subject in most instances to preferential purchase rights for transfers of less than 10% of its interest in joint venture properties, or to “tag along” rights for most other transfers.  Avista’s tag along rights do not apply upon a change of control of the Company.

Our Chairman, Steven A. Webster, serves as Co-Managing Partner and President of Avista Capital Partners LP, a private equity firm focused on investments in the energy, media and healthcare sectors, and is therefore a related party to the joint venture.

Avista Lease Purchase Option Agreement

In order to expand the Company’s lease acquisition efforts in the Marcellus Shale play, the Company elected to enter into a lease option agreement effective August 1, 2008 with Avista.  Strategically, this lease option arrangement allowed the Company to temporarily control important acreage positions during periods that the Company lacked sufficient capital or did not wish to use its own capital to directly acquire such oil and gas leases.  The terms and conditions of the lease purchase option arrangement with Avista were generally consistent with lease option arrangements the Company has traditionally entered into with other third parties.  This lease option arrangement provided the Company the option to purchase leases from Avista through February 15, 2009 at up to 108% of Avista’s original cost of acquiring the leases.  Avista paid approximately $27.5 million for the oil and gas leases under the lease option agreement and, subsequently, contributed these properties at their cost to the joint venture, effective August 1, 2008.  Therefore the Company never exercised its option to purchase any of these leases from Avista.  As Co-Managing Partner and President of Avista Capital Holdings, LP, Mr. Webster is a related party to this arrangement.

Certain Other Matters Regarding Mr. Webster

In November 1999, the Company entered into a month-to-month agreement, as amended, with San Felipe Resource Company, an entity owned by Mr. Webster, under which Mr. Webster provides consulting services to the Company in exchange for a fee of $15,000 per month.

Due to the limited capital available in the first half of 2006 to fund all of our ongoing lease acquisition efforts in the Fayetteville Shale and other shale plays, we elected to enter into various lease purchase option agreements with a number of third parties, including Mr. Webster (collectively, the “counterparties”). The lease purchase option agreement with Mr. Webster expired at the end of 2006.  The terms and conditions of the lease purchase option agreement with Mr. Webster were consistent with the lease purchase option arrangements we entered into with the unrelated third parties. These lease purchase option arrangements provide us the option to purchase leases from the counterparties, over an option period, generally 90 days, for the counterparties’ original cost of the leases plus an option fee. We paid Mr. Webster fees under this agreement totaling approximately $250,000 in 2006.  In accordance with the lease purchase option agreement, we also assigned an overriding royalty interest on any lease we acquired from Mr. Webster under the lease purchase option agreement with him, which overriding royalty interest varied from one-half to one percent of 8/8ths, proportionally reduced to the actual net interest in any given lease acquired from Mr. Webster.  We paid Mr. Webster approximately $430 and $50 in 2008 and 2007, respectively, in overriding royalties under the agreement.  Strategically, these leasing arrangements have allowed us to temporarily control important acreage positions during periods that we have lacked sufficient capital to directly acquire such oil and gas leases.

Certain Matters Regarding Mr. Carter

Mr. Thomas L. Carter, Jr., a member of our board of directors, and his immediate family members collectively own interests directly and indirectly through entities (the “Black Stone Entities”), which are royalty owners in the Company’s Louisiana Delta Farms #1, Louisiana Delta Farms #2 and King Gas #1.  Mr. Carter also serves as an executive officer, general partner or controlling shareholder of the Black Stone Entities and, in some cases, he and his family hold substantial interests in these entities.  The Company estimates that, during 2008, (1) the Black Stone Entities collectively, were paid approximately $105,000 in lease bonuses and other land costs in connection with the acquisition by the Company of certain leases in which the Black Stone Entities held an interest and (2) the Black Stone Entities were paid approximately $466,000 in lease royalties attributable to wells owned by the Company.  In addition, the Black Stone Entities own royalty interests in certain undeveloped lease acreage that the Company may develop in the future.  The terms and conditions of the lease agreements with the Black Stone Entities in which royalty payments are, or may become, due to the Black Stone Entities are generally consistent with the lease agreements that we have entered into with other unrelated third parties.

Employment Agreements

The Company has entered into employment agreements with each executive officer listed below.  The following chart shows the annual base salaries paid by the Company effective May 1, 2008.

Name and Current Position	Annual Salary

S. P. Johnson IV President and Chief Executive Officer	$432,000
Paul F. Boling Chief Financial Officer, Vice President, Secretary and Treasurer	$237,000
J. Bradley Fisher Vice President and Chief Operating Officer	$300,000
Gregory E. Evans Vice President of Exploration	$234,000
Richard H. Smith Vice President of Land	$215,000

Each of the employment agreements of Mr. Johnson and Mr. Fisher has an initial three-year term; provided that at the end of the second year of such initial term and on every day thereafter, the term of each such employment agreement will automatically be extended for one day, such that the remaining term of the agreement shall never be less than one year. The employment agreements for Mr. Boling, Mr. Evans and Mr. Smith have an initial one-year term; provided that at the date of the agreement and on every day thereafter, the term of such employment agreement is automatically extended for one day, such that the remaining term of the agreement shall never be less than one year. Under each agreement, both the Company and the employee may terminate the employee’s employment at any time. Upon termination of employment on account of disability or if employment is terminated by the Company for any reason (except under certain limited circumstances defined as “for cause” in the agreement), or if employment is terminated either (x) for any reason (including by reason of death) during a forty-five day period following the elapse of one year after such a change of control (“window period”) or (y) by the employee with good reason (as defined), under the agreements the employee will generally be entitled to (1) an immediate lump sum cash payment equal to 150% for Messrs. Johnson and Fisher and 100% in the case of Mr. Boling, Mr. Evans and Mr. Smith (375% for Mr. Johnson and 275% for Mr. Fisher, if termination occurs after or in anticipation of a change of control) of his annual base salary that would have been payable for the remainder of the term of the applicable agreement discounted at 6%, (2) continued participation in all the Company’s welfare benefit plans and continued life insurance and medical benefits coverage, (3) a pro-rated bonus for the year of termination and (4) the immediate vesting of any stock options or restricted stock previously granted to such employee and outstanding as of the time immediately prior to the date of his termination and an extension of the period of exercisability of any such awards until the earlier of (A) one year following his date of termination or (B) the date such awards would have lapsed had the employee remained employed for the remaining term.  If the termination is after or in anticipation of a change of control, the assumed remaining employment period for Mr. Boling, Mr. Evans and Mr. Smith for purposes of calculating the lump sum described above in subparagraph (1) shall be 18 months.  If employment terminates due to death of the employee and other than in a window period, the Company will pay a sum equal to the amount of the employee’s annual base salary for the remaining term of the agreement, reduced by the amount payable under any life insurance policies to the extent that such amounts are attributable to premiums paid by the Company, a prorated annual bonus for the year of death, continued welfare benefits for the employee’s dependents for one year following death and immediate vesting and extension of exercisability of equity awards as described above.

The salaries in each of these agreements are subject to periodic review and provide for increases consistent with increases in base salary generally awarded to other executives of the Company. Each agreement entitles the employee to participate in all of the Company’s incentive, savings, retirement and welfare benefit plans in which other executive officers of the Company participate. The agreements each provide for an annual bonus in an amount comparable to the annual bonus of other Company executives, taking into account the individual’s position and responsibilities.

In the event of a dispute regarding the employee’s rights upon termination of employment, (1) the parties are required to submit the dispute to arbitration; (2) the Company is only required to pay the employee’s attorneys fees pending a dispute if the termination occurred within two years after a change in control (as defined in the agreement) or, in the case of a termination before a change in control, if the termination was not initiated by the employee (with or without good reason); and (3) the Company is only required to pay the employee severance pending resolution of a dispute in the case of a termination within two years after a change in control.  The agreements also provide that the employees will be entitled to a gross-up payment to offset the effect of any excise tax imposed under Section 4999 of the Code in connection with payments contingent on a change of control as well as a gross-up payment to offset the effect of any additional taxes imposed under Section 409A of the Code.  Upon a voluntary termination of employment, the employees have agreed to be subject to one-year noncompetition and one-year nonsolicitation covenants.

Potential Payments to the Named Executive Officers Upon Termination or Change of Control

The following tables provide information regarding potential payments to each of our named executive officers in connection with certain termination events, including a termination related to a change of control of our company.

Executive Benefits and Payments Upon Termination of S. P. Johnson IV (1)	Voluntary Termination (No Good Reason/No Change of Control)	Good Reason/ Involuntary Not for Cause Termination		Involuntary For Cause Termination	Change of Control Termination (Involuntary, Good Reason, Voluntary)		Death	Disability
Severance Payments	─	1,059,422	(2)	─	2,000,556	(3)	432,000	1,059,422
Long-Term Incentives:
Unvested and Accelerated Restricted Shares (4)	─	777,791		─	777,791		777,791	777,791
Life Insurance Proceeds	─	─		─	─		500,000	─
Disability Benefits	─	─		─	─		─	─(5)
Benefits Continuation	─	25,053		─	25,053		25,053	25,053
280G Tax Gross-up	─	─		─	732,380		─	─
Total:	─	1,862,266		─	3,535,780		1,734,844	1,862,266

(1)
The executive’s base salary as of December 31, 2008 was $432,000.  Information in this table assumes a termination date of December 31, 2008 and a price per share of our common stock of $16.10 (the closing market price per share on December 31, 2008).

(2)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 150% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is one year later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(3)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 375% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is one year later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(4)	Represents the value of accelerated vesting of shares of restricted stock that were unvested at December 31, 2008 based on the closing market price per share of our common stock on December 31, 2008.

(5)	Our named executive officers are not eligible for any disability benefits that are not available to our other employees.

Executive Benefits and Payments Upon Termination of Paul F. Boling (1)	Voluntary Termination (No Good Reason/No Change of Control)	Good Reason/ Involuntary Not for Cause Termination		Involuntary For Cause Termination	Change of Control Termination (Involuntary, Good Reason, Voluntary)		Death	Disability
Severance Payments	─	442,274	(2)	─	552,462	(3)	213,300	442,774
Long-Term Incentives:
Unvested and Accelerated Restricted Shares (4)	─	352,273		─	352,273		352,273	352,273
Life Insurance Proceeds	─	─		─	─		500,000	─
Disability Benefits	─	─		─	─		─	─(5)
Benefits Continuation	─	24,863		─	24,863		24,863	24,863
Total:	─	819,910		─	929,599		1,090,437	819,910

(1)
The executive’s base salary as of December 31, 2008 was $237,000.  Information in this table assumes a termination date of December 31, 2008 and a price per share of our common stock of $16.10 (the closing market price per share on December 31, 2008).

(2)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 100% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is twelve months later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(3)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 100% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is eighteen months later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(4)	Represents the value of accelerated vesting of shares of restricted stock that were unvested at December 31, 2008 based on the closing market price per share of our common stock on December 31, 2008.

(5)           Our named executive officers are not eligible for any disability benefits that are not available to our other employees.

Executive Benefits and Payments Upon Termination of J. Bradley Fisher (1)	Voluntary Termination (No Good Reason/No Change of Control)	Good Reason/ Involuntary Not for Cause Termination		Involuntary For Cause Termination	Change of Control Termination (Involuntary, Good Reason, Voluntary)		Death	Disability
Severance Payments	─	705,710	(2)	─	1,068,802	(3)	270,000	705,710
Long-Term Incentives:
Unvested and Accelerated Restricted Shares (4)	─	432,129		─	432,129		432,129	432,129
Life Insurance Proceeds	─	─		─	─		500,000	─
Disability Benefits	─	─		─	─		─	─(5)
Benefits Continuation	─	24,979		─	24,979		24,979	24,979
Total:	─	1,162,819		─	1,525,910		1,227,109	1,162,819

(1)
The executive’s base salary as of December 31, 2008 was $300,000.  Information in this table assumes a termination date of December 31, 2008 and a price per share of our common stock of $16.10 (the closing market price per share on December 31, 2008).

(2)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 275% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is one year later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(3)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 150% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is one year later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(4)	Represents the value of accelerated vesting of shares of restricted stock that were unvested at December 31, 2008 based on the closing market price per share of our common stock on December 31, 2008.

(5)	Our named executive officers are not eligible for any disability benefits that are not available to our other employees.

Executive Benefits and Payments Upon Termination of Gregory E. Evans (1)	Voluntary Termination (No Good Reason/No Change of Control)	Good Reason/ Involuntary Not for Cause Termination		Involuntary For Cause Termination	Change of Control Termination (Involuntary, Good Reason, Voluntary)		Death	Disability
Severance Payments	─	413,769	(2)	─	522,069	(3)	187,200	413,769
Long-Term Incentives:
Unvested and Accelerated Restricted Shares (4)	─	338,867		─	338,867		338,867	338,867
Life Insurance Proceeds	─	─		─	─		500,000	─
Disability Benefits	─	─		─	─		─	─(5)
Benefits Continuation	─	24,851		─	24,851		24,851	24,851
Total:	─	774,488		─	885,787		1,050,918	777,488

(1)
The executive’s base salary as of December 31, 2008 was $234,000.  Information in this table assumes a termination date of December 31, 2008 and a price per share of our common stock of $16.10 (the closing market price per share on December 31, 2008).

(2)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 100% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is twelve months later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(3)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 100% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is eighteen months later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(4)	Represents the value of accelerated vesting of shares of restricted stock that were unvested at December 31, 2008 based on the closing market price per share of our common stock on December 31, 2008.

(5)	Our named executive officers are not eligible for any disability benefits that are not available to our other employees.

Executive Benefits and Payments Upon Termination of Richard H. Smith (1)	Voluntary Termination (No Good Reason/No Change of Control)	Good Reason/ Involuntary Not for Cause Termination		Involuntary For Cause Termination	Change of Control Termination (Involuntary, Good Reason, Voluntary)		Death	Disability
Severance Payments	─	380,173	(2)	─	479,679	(3)	172,000	380,173
Long-Term Incentives
Unvested and Accelerated Restricted Shares (4)	─	286,795		─	286,795		286,795	286,795
Life Insurance Proceeds	─	─		─	─		500,000	─
Disability Benefits	─	─		─	─		─	─(5)
Benefits Continuation	─	27,083		─	27,083		27,083	27,083
Total:	─	694,051		─	793,557		985,878	694,051

(1)
The executive’s base salary as of December 31, 2008 was $215,000.  Information in this table assumes a termination date of December 31, 2008 and a price per share of our common stock of $16.10 (the closing market price per share on December 31, 2008).

(2)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 100% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is twelve months later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(3)
Reflects receipt by the executive of a cash severance payment of an amount equal to (a) 100% of the executive’s base salary that would have been paid to the executive for the period beginning with the date of termination and ending on the date that is eighteen months later plus (b) the product of the annual bonus that would have been paid to the executive with respect to the year of the termination and a fraction, the numerator of which is the number of days in the year through the date of termination, and the denominator of which is 365.  This payment is in addition to the payment of the executive’s base salary through the date of termination.

(4)	Represents the value of accelerated vesting of shares of restricted stock that were unvested at December 31, 2008 based on the closing market price per share of our common stock on December 31, 2008.

(5)	Our named executive officers are not eligible for any disability benefits that not available to our other employees.

Audit Committee Report

The Audit Committee’s purpose is to assist the Board of Directors in its oversight of the Company’s internal controls and financial statements and the audit process.  The Board of Directors, in its business judgment, has determined that the members of the Audit Committee are “independent,” as required by applicable standards of the Nasdaq Stock Market.  The Audit Committee operates pursuant to a written charter adopted by our Board of Directors.  A copy of the Audit Committee Charter is available on the Company’s website at www.crzo.net.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm.  The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence.

Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent registered public accounting firm is in fact “independent.”

The Audit Committee

F. Gardner Parker
Thomas L. Carter, Jr.
Roger A. Ramsey

Pursuant to SEC Rules, the foregoing Audit Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.

Compensation Committee Report on Executive Compensation

Our compensation committee has reviewed and discussed with management the section titled “Compensation Discussion and Analysis” included in this proxy statement.  Based on that review and discussion, we have recommended to the Company’s board of directors the inclusion of the “Compensation Discussion and Analysis” section in the Company’s proxy statement for the 2009 annual general meeting of shareholders.

The Compensation Committee

F. Gardner Parker
Roger A. Ramsey

Pursuant to SEC Rules, the foregoing Compensation Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.

Equity Compensation Plans

Information concerning our equity compensation plans at December 31, 2008 is as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted- Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	685,854	$4.71	240,342

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF THE INCENTIVE PLAN

The Board has unanimously approved the amendment and restatement of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Incentive Plan”), subject to shareholder approval at the annual meeting, and recommends that Carrizo’s shareholders approve and adopt the Incentive Plan. The Board has elected to propose this amendment and restatement of the incentive compensation plan in order to:

•	authorize additional shares for issuance pursuant to the Company’s equity incentive compensation strategy;

•
modify the performance goals set forth in the Incentive Plan which meet the requirements of Section 162(m) of the Internal Revenue code of 1986, as amended, necessary for the deductibility of certain performance-based compensation, to more accurately reflect the types of performance goals relevant to, and prevalent in, our industry;

•	adopt fungible share counting ratios for different forms of awards;

•
modify the method of share counting to reduce the number of shares available for issuance under the Incentive Plan by the number of shares (1) not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or stock option, (2) used to pay the exercise price or withholding taxes relating to an outstanding award or (3) repurchased on the open market with the proceeds of the option exercise price;

•	provide that stock options granted to employees of the Company may not have a term of greater than 10 years from the date of grant;

•	provide that the strike price for a stock appreciation right will not be less than the fair market value of a share of the Company’s common stock on the date of grant;

•
increase the per share limits on the number of shares that may be issued under the Incentive Plan to one employee during any one-year period (1) in the form of stock options and stock appreciation rights and (2) in the form of shares of Common Stock or units denominated in shares of Common Stock;

•
increase the grant date value limit on cash and other awards other than stock options, stock appreciation rights, shares of Common Stock and units denominated in shares of Common Stock that may be issued to one employee of the Company during any one-year period;

•
modify the dividend and dividend equivalent provisions of the Incentive Plan to specify that, unless otherwise provided in an award, dividends and dividend equivalents paid with respect to restricted shares of Common Stock or restricted units will be held by the Company until the related award vest and, if the related award is forfeited, the dividends and dividend equivalents will also be forfeited; and

•	make other administrative, clarifying and updating changes.

The Company considers the Incentive Plan an essential element of total compensation and believes the Incentive Plan promotes its interests and the interests of its shareholders by:

•	attracting and retaining the services of key employees, qualified directors and qualified consultants and other independent contractors; and

•
encouraging the sense of proprietorship in and stimulating the active interest of those persons in the development and financial success of the Company by making awards (“Awards”) designed to provide participants in the Incentive Plan with proprietary interest in the growth and performance of the Company.

The Company currently has reserved 2,800,000 shares of Common Stock for use in connection with the Incentive Plan.  As of March 6, 2009, 1,875,834 options (excluding awards that have been forfeited or otherwise again become available under the Incentive Plan) and 704,098 shares of restricted stock had been granted under the Incentive Plan.  As of March 6, 2009, there were 220,068 shares available for issuance under the Incentive Plan.  The proposed increase in the number of authorized shares available under the Incentive Plan is equal to approximately 5.2% of the currently outstanding Common Stock.

If the shareholders approve the Incentive Plan, then the shares reserved for issuance under the Incentive Plan will be increased to 4,395,000, of which 1,815,068 will remain available for grant. Any previously granted awards currently outstanding under the Incentive Plan will remain outstanding in accordance with their terms.

Section 162(m) of the Code denies an employer a tax deduction for certain compensation in excess of $1 million paid to “covered employees” of a publicly held corporation unless the compensation is qualified performance-based compensation.  Section 162(m) regulations generally require that shareholders approve the material terms of the performance awards.  The performance measures which the Company may use as a basis for performance-based awards are discussed below.  As part of this proposal, shareholders are being asked to modify the performance goals set forth in the Incentive Plan to more accurately reflect the types of performance goals relevant to, and prevalent in, our industry and to approve the use of these performance goals for performance awards under the Incentive Plan so as to allow the Company to structure awards as qualified performance-based compensation exempt from the $1 million annual limit on deductible compensation.

Summary of the Incentive Plan

A description of the Incentive Plan as amended and restated appears below. Because the description of the Incentive Plan in this proxy statement is a summary, it may not contain all the information that may be important to you. The summary is qualified by reference to the Incentive Plan.  You should read carefully the entire copy of the Incentive Plan attached as Appendix A to this proxy statement.

Eligibility

Persons eligible for Awards are (1) employees holding positions of responsibility with the Company and whose performance can have a significant effect on the success of the Company, (2) nonemployee directors and (3) certain nonemployee consultants and other independent contractors. As of March 17, 2009, approximately 124 individuals would be eligible for grants of Awards under the Incentive Plan.

Shares Available for Awards

As amended the Incentive Plan provides that up to 4,395,000 shares of Common Stock may be issued under the Incentive Plan.  However, as of March 6, 2009, 1,875,834 options (excluding awards that have been forfeited or otherwise again become available under the Incentive Plan) and 704,098 shares of restricted stock had already been granted under the Incentive Plan leaving only 220,060 shares available for issuance under the Incentive Plan..  If the shareholders approve the Incentive Plan, then the shares reserved for issuance under the Incentive Plan would increase to a total of 1,815,060 being available for grant, all of which may be issued as incentive stock options under Section 422 of the Code. As of March 17, 2009, the last reported sales price of our Common Stock on the Nasdaq Global Select Market was $8.68.

The number of shares of Common Stock that are the subject of Awards under the Incentive Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for additional Awards under the Incentive Plan.  However, the number of shares reserved for issuance under the Incentive Plan will not be increased by: (1) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or stock option, (2) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award, or (3) shares of Common Stock repurchased on the open market with the proceeds of the option exercise price.

Each “full value” stock award, such as restricted stock or stock units, that is granted will count as 1.35 shares of Common Stock under the Incentive Plan.

Administration

The Compensation Committee administers the Incentive Plan with respect to Awards to non-employee directors, employees and independent contractors and has broad power to take actions thereunder, to interpret the Incentive Plan and to adopt rules, regulations and guidelines for carrying out its purposes.  The Compensation Committee may, in its discretion, among other things, extend or accelerate the exercisability of, accelerate the vesting of or eliminate or make less restrictive any restrictions contained in any Award, waive any restrictions or other provision of the Incentive Plan or in any Award or otherwise amend or modify any Award in any manner that is either (1) not adverse to that participant holding the Award or (2) consented to by that participant.  However, except in connection with a transaction involving the Company or its capitalization, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel, exchange, substitute, buyout or surrender outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without approval of the shareholders of the Company.

The Compensation Committee also may delegate to the chief executive officer and other senior officers of the Company its duties under the Incentive Plan to the extent allowed by applicable law.  In February 2005, the Compensation Committee delegated authority to the Chief Executive Officer to designate certain eligible participants, excluding executive officers and directors, to receive options under the Incentive Plan and to determine the number of options to be issued to each such designee, subject to certain limitations. In October 2006, the Board of Directors designated a special stock award committee of the Board consisting solely of the Chief Executive Officer to award certain eligible participants, excluding executive officers and directors, shares of restricted stock under the Incentive Plan and to determine the number of restricted shares to be issued, subject to certain limitations.

The Compensation Committee will determine the employees and independent contractors to receive Awards and the terms, conditions and limitations applicable to each such Award, which conditions may, but need not, include continuous service with the Company, achievement of specific business objectives, attainment of specified growth rates, increases in specified indices or other comparable measures of performance.

Amendment; Termination

The Board of Directors may amend, modify, suspend or terminate the Incentive Plan for the purpose of addressing any changes in legal requirements or for any other lawful purpose, except that (1) no amendment that would adversely affect the rights of any participant under any Award previously granted to such participant may be made without the consent of such participant and (2) no amendment will be effective prior to its approval by the shareholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable law.

Adjustment

The Board of Directors may make certain adjustments in the event of any subdivision, split or consolidation of outstanding shares of Common Stock, any declaration of a stock dividend payable in shares of Common Stock, any recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, any adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends).

Options

Awards to employees and independent contractors may be in the form of rights to purchase a specified number of shares of Common Stock at a specified price not less than that of the fair market value on the date of grant (“Options”).  An Option may be either an incentive stock option (“ISO”) that qualifies, or a nonqualified stock option (“NSO”) that does not qualify, with the requirements of Section 422 of the Code; provided that independent contractors cannot be awarded ISOs.  The Compensation Committee will determine the employees and independent contractors to receive Options and the terms, conditions and limitations applicable to each such Option.  The term of each Option may not be longer than ten years from the date of grant.

Stock Appreciation Rights

Awards to employees and independent contractors may also be in the form of rights to receive a payment, in cash or Common Stock, equal to the fair market value or other specified value of a number of shares of Common Stock on the rights exercise date over a specified strike price (“Stock Appreciation Rights”).  All Stock Appreciation Rights granted under the Incentive Plan must have a grant price per share that is not less than the fair market value of a share of Common Stock on the date of grant and a term of no more than ten years.

Stock Awards

Awards to employees and independent contractors may also be in the form of grants of restricted or unrestricted Common Stock units denominated in Common Stock (“Stock Awards”).  The terms, conditions and limitations applicable to any Stock Award will be determined by the Compensation Committee. At the discretion of the Compensation Committee, the terms of a stock award may include rights to receive dividends or dividend equivalents.

Cash Awards

Awards to employees and independent contractors may also be in the form of grants denominated in cash.  The terms, conditions and limitations applicable to any cash awards granted pursuant to the Incentive Plan will be determined by the Compensation Committee.

Performance Awards

At the discretion of the Compensation Committee, any of the above-described employee awards may be made in the form of a performance award. A performance award is an award that is subject to the attainment of one or more performance goals.  Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses.  The terms, conditions and limitations applicable to any performance award will be determined by the Compensation Committee.

The Incentive Plan permits, but does not require, the Compensation Committee to structure any Performance Award made to a named executive officer as performance-based compensation.  At the discretion of the Compensation Committee, certain awards under the Incentive Plan will be intended to qualify as performance-based compensation under Section 162(m) of the Code.  Section 162(m) of the Code generally limits the deductibility for federal income tax purposes of annual compensation paid to a company’s executive officers to $1 million per covered executive in a taxable year.  The Compensation Committee and the Board of Directors may take deductibility and nondeductibility of compensation into account but have in the past authorized, and retain in the future the discretion to authorize, the payment of potentially nondeductible amounts.

The particular performance-based objectives that may be imposed in connection with a Performance Award that qualifies as performance-based compensation under Code Section 162(m) are:

•	revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•	expense measures (which include costs of goods sold, operating expenses, selling, general and administrative expenses and overhead costs);

•
operating measures (which include production volumes, margin, oil & gas production, drilling results, reservoir production replacement, reserve additions and other reserve measures, finding costs, development costs and productivity);

•	cash flow measures (which include net cash flow from operating activities and working capital);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include debt-to-equity ratio and net debt);

•	market measures (which include stock price, total shareholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital);

•	corporate value measures (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions or dispositions.

Performance Awards may include more than one performance goal, and a performance goal may be based on one or more business criteria applicable to the grantee, the Company as a whole or one or more of the Company’s business units.

Employee Award Limits

To preserve the Company’s ability to deduct the compensation associated with grants and awards made under the Incentive Plan, the plan provides that grants or awards in the form of Options or Stock Appreciation Rights made to an individual employee in any calendar year cannot cover an aggregate of more than 375,000 shares of Common Stock, and the aggregate amount of shares of Common Stock or stock units that may be the subject of Stock Awards in any calendar year may not exceed 250,000 shares.  In addition, the maximum cash or other award made to an individual employee (other than Options, Stock Appreciation Rights or Stock Awards) in respect of any one-year period may not exceed $5,000,000.

Director Awards

On the date of his or her first appointment or election to the Board of Directors and on or after each annual award date, a nonemployee director may be granted one or more discretionary Awards of NSOs or shares of restricted stock that are determined by the Compensation Committee or the Board of Directors and the specific terms of the Awards, including the vesting schedule, are at the discretion of the Compensation Committee or the Board of Directors.  Each NSO granted to nonemployee directors (1) has a ten-year term and (2) has an exercise price per share equal to the fair market value of a Common Stock share on the date of grant, unless otherwise provided in the Award.  The NSOs automatically vest upon certain change of control events and upon a nonemployee director’s death.  If a nonemployee director resigns from the Board without the consent of a majority of the other directors, such director’s NSOs may be exercised only to the extent that they were exercisable on the resignation date.

The Incentive Plan also currently provides for discretionary Awards of stock options and/or shares of restricted stock to the Chairmen of the Audit, Compensation and Nominating Committees and non-chairman members of the Audit, Compensation and Nominating Committees who are deemed “independent” for purposes of Nasdaq rules.

New Plan Benefits

The allocation of some of the shares available for issuance under the Incentive Plan is not currently determinable as such allocation depends on future decisions to be made by the Compensation Committee or the Board of Directors in their sole discretion, subject to applicable provisions of the Incentive Plan.  In 2009, the Company currently expects to award (1) each nonemployee director 1,000 shares of restricted stock; (2) each member of the Audit and Compensation Committees 1,500 and 1,000 additional shares of restricted stock, respectively; and (3) the chairmen of the Audit, Compensation and Nominating Committees 1,500, 1,000 and 1,500 additional shares of restricted stock, respectively.  Since Mr. Webster, the current chairman of the Nominating Committee, is not considered an independent director, he will not receive the award of 1,000 shares of stock as a member of the Nominating Committee, nor would he receive the 1,500 shares of restricted stock that the chairman of the Nominating Committee would otherwise receive.  Because future Awards are in the discretion of the Board and Compensation Committee, the number of shares subject to future Awards could increase or decrease and the type and terms of future Awards could change as well, all without the need for future shareholder approval.

Federal Income Tax Consequences

The following is a summary of the general rules of present federal income tax law relating to the tax treatment of Stock Awards, Stock Appreciation Rights, ISOs and NSOs issued under the Incentive Plan. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the particular circumstances of a participant under the Incentive Plan, including those described under “─Deductibility; Excise Taxes.”

Stock Awards

Under the Code, federal income tax consequences with respect to a Stock Award depend on the facts and circumstances of each Stock Award and, in particular, the nature of the restrictions imposed with respect to the shares which are the subject of the Stock Award. In general, if shares which are the subject of the Stock Award are actually issued to a participant, but are subject to a “substantial risk of forfeiture” (for example, if rights to ownership of the shares are conditioned upon the future performance of substantial services by the participant), a taxable event generally occurs only when the risk of forfeiture lapses. At such time as the substantial risk of forfeiture lapses, the participant will realize ordinary income to the extent of the excess of the fair market value of the shares on the date the risk of forfeiture lapses over the participant’s cost for such shares (if any), and the same amount is then deductible by the Company as compensation expense. If the restrictions with respect to the shares that are the subject of such Stock Award, by their nature, do not subject the key employee to a “substantial risk of forfeiture” of the shares, then the participant will realize ordinary income with respect to the shares to the extent of the excess at the time of the grant of the fair market value of the shares over the participant’s cost; and the same amount is then deductible by the Company. If no shares are actually issued to the participant at the time the Stock Award is granted, the participant will generally realize ordinary income at the time the participant receives shares free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the shares at such time over the participant’s cost, if any; and the same amount is then deductible by the Company. The Company’s deductions for compensation paid under the Incentive Plan are in all cases subject to certain applicable tax law limitations.

Options; Stock Appreciation Rights

Some of the options issuable under the Incentive Plan may constitute ISOs within the meaning of Section 422 of the Code, while other options granted under the Incentive Plan may be NSOs. Grants to nonemployee directors are NSOs.  The Code provides for tax treatment of stock options qualifying as ISOs that may be more favorable to participants than the tax treatment accorded NSOs.  Generally, upon the exercise of an ISO, the optionee will recognize no income for federal income tax purposes.  The difference between the exercise price of the ISO and the fair market value of the stock at the time of exercise is an addition to income in determining alternative minimum taxable income and such amount may be sufficient in amount to subject the optionee to the alternative minimum tax.  On the sale of shares acquired by exercise of an ISO (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain.  In contrast, upon the exercise of an NSO, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then-fair market value of the shares on the date of exercise and the exercise price.  Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the NSO will be treated generally as capital gain or loss.  No deduction is available to the Company upon the grant or exercise of an ISO (although a deduction may be available if the participant disposes of the shares so purchased before the applicable holding periods expire), whereas, subject to the limitations discussed below, upon exercise of an NSO, the Company is entitled to a deduction in an amount equal to the income recognized by the participant.  Except with respect to death or disability, an optionee has three months after termination of employment in which to exercise an ISO and retain favorable tax treatment at exercise.  Participants will not realize taxable income upon the grant of a Stock Appreciation Right.  Upon the exercise of a Stock Appreciation Right, the participant will recognize ordinary income (subject, in the case of employees, to withholding by the Company) in an amount equal to the cash or fair market value of the shares of stock received on the date of exercise of the Stock Appreciation Right.  The participant will generally have a tax basis in any shares of Common Stock received on the exercise of a Stock Appreciation Right that equals the fair market value of such shares on the date of exercise.  Subject to the limitations discussed below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Deductibility; Excise Taxes

In general, a federal income tax deduction is allowed to the Company in an amount equal to the ordinary income recognized by a participant with respect to awards under the Incentive Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligation with respect to such income.  As discussed above, Section 162(m) of the Code may limit the company’s ability to deduct compensation in excess of $1 million to any named executive officer, unless the excess amounts satisfy the requirements for qualified performance-based compensation.

Change in Control.  The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code.  A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.”  The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control.  An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount.  If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and the company is denied a deduction with respect to such excess.

Code Section 409A.  Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment.  Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income.  The Company intends to structure awards under the Incentive Plan in a manner that is designed to be exempt from or comply with Section 409A.

Board Recommendation

The Board believes that the amendment and restatement of the Incentive Plan including the approval of the performance measures for use in performance-based awards for purposes of Section 162(m) of the Code is in the best interest of the Company and its shareholders.  The Board therefore recommends a vote for approval of the Incentive Plan, and it is intended that the proxies not marked to the contrary will be so voted.  Because approval of the Incentive Plan will increase the number of shares available for issuance to all directors and executive officers of the Company, each of the directors and executive officers of the Company has an interest and may benefit from the adoption of the Incentive Plan.  Approval of the Incentive Plan including the approval of the performance measures for use in performance-based awards for purposes of Section 162(m) of the Code will require the affirmative vote of a majority of the shares of Common Stock cast and voted for or against or expressly abstained with respect to the consideration of the Incentive Plan. Accordingly, abstentions will have the effect of a vote against the proposal and broker nonvotes will not be included in the tabulation of votes cast on this matter.

The Board of Directors recommends that shareholders vote FOR the adoption of the proposed Incentive Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pannell Kerr Forster of Texas, P.C. served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008.  Representatives of PKF are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

As of the date of this proxy statement, the Audit Committee has not yet appointed an independent registered public accounting firm for the fiscal year ending December 31, 2009.  The Audit Committee is reviewing proposals from various independent registered public accounting firms.  The Audit Committee expects to appoint an independent registered public accounting firm for 2009 prior to May 15, 2009.  The Audit Committee and Board of Directors historically have appointed the Company’s independent registered public accounting firm prior to the mailing of the proxy statement for an annual meeting and have requested shareholder approval of that appointment at the annual meeting.  The Board of Directors intends to continue seeking shareholder approval of such appointment in future years.

Independent Registered Public Accounting Firm’s Fees

PKF billed the Company as set forth in the table below for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2008 and 2007 and for the review of the Company’s quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q for 2008 and 2007 and for work on other SEC filings.

Description	Fiscal 2008	Fiscal 2007
Audit Fees	$506,489	$488,605

Audit Committee Preapproval Policy

The Audit Committee has adopted a policy that all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent registered public accounting firm (subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulation of the SEC) will be subject to specific pre-approval of the Audit Committee.  No non-audit services were performed by PKF pursuant to the de minimis exception in 2008.

ADDITIONAL INFORMATION

Other Business

As of the date of this proxy statement, the Board of Directors is not informed of any other matters, other than those above, that may be brought before the meeting.  The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

Shareholder Proposals For Next Annual Meeting

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders.  Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2010 Annual Meeting of Shareholders must be received by the Company no later than December 1, 2009.  However, if the date of the 2010 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2009 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-Q or will otherwise be communicated to shareholders.  Shareholder proposals must also be otherwise eligible for inclusion.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s Bylaws.  The Company’s Bylaws provide generally that shareholders who wish to nominate directors or to bring business before a shareholders’ meeting must notify the Company and provide certain pertinent information at least 80 days before the meeting date (or within ten days after public announcement pursuant to the Bylaws of the meeting date, if the meeting date has not been publicly announced more than 90 days in advance).  If the date of the 2010 Annual Meeting of Shareholders is the same as the date of the 2009 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2010 Annual Meeting of Shareholders must notify the Company no later than February 9, 2010.

A copy of the Company’s Bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement.  A nomination or proposal that does not comply with the above procedures will be disregarded.  Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy solicitation material.

Solicitation of Proxies

The accompanying proxy is being solicited on behalf of the Board of Directors. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by us.  We have retained The Altman Group, Inc. for a fee of $7,000, plus expenses, to aid in the solicitation of proxies.  Proxies may be solicited by personal interview, mail, telephone, facsimile, Internet or other means of electronic distribution by our directors, officers and employees, who will not receive additional compensation for those services.  Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held by those persons, and we will reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

Householding

The 2008 Annual Report to Shareholders, which includes financial statements of the Company for the year ended December 31, 2008, has been mailed to all shareholders entitled to vote at the Annual Meeting on or before the date of mailing this proxy statement.  The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family.  Each shareholder continues to receive a separate proxy card.  This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses.  A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions.  However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, that shareholder should contact their broker or send a request to the Company’s Secretary at the Company’s principal executive offices, 1000 Louisiana, Suite 1500, Houston, Texas 77002, telephone number (713) 328-1000.  The Company will deliver, promptly upon written or oral request to the Secretary, a separate copy of the 2008 Annual Report and this proxy statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.  The Annual Report is not a part of the proxy solicitation material.

Annual Report on Form 10-K

Carrizo will provide to each shareholder, without charge and upon written request, a copy of its Annual Report on Form 10-K for 2008, including the financial statements, schedules and a list of exhibits.  Any such written requests should be directed to the Secretary of the Company, at the address indicated on the first page of this proxy statement.

By Order of the Board of Directors

/s/ Paul F. Boling
Paul F. Boling
Secretary

Dated: March 31, 2009
Houston, Texas

APPENDIX A

INCENTIVE PLAN
OF
CARRIZO OIL & GAS, INC.

(As Amended and Restated Effective April 30, 2009)

(1) Plan. This Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”) was adopted by Carrizo Oil & Gas, Inc. to reward certain corporate officers and key employees of Carrizo Oil & Gas, Inc. and certain independent consultants by enabling them to acquire shares of common stock of Carrizo Oil & Gas, Inc.

(2) Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to attract and retain consultants and other independent contractors, to encourage the sense of proprietorship of such employees, directors and independent contractors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

(3) Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Annual Director Award Date” means, for each year, the first business day following the date on which the annual meeting of stockholders of the Company is held in such year.

“Authorized Officer” means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

“Award” means an Employee Award, a Director Award or an Independent Contractor Award.

“Award Agreement” means any Employee Award Agreement, Director Award Agreement or Independent Contractor Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Change in Control” is defined in Attachment A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means (i) the Compensation Committee of the Board or (ii) such other committee of the Board as is designated by the Board to administer the Plan or (iii) to the extent contemplated hereby, the Board.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

“Company” means Carrizo Oil & Gas, Inc., a Texas corporation.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of a Director Option or Director Restricted Stock.

“Director Award Agreement” means a written agreement between the Company and a Participant who is a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

“Director Restricted Stock” means Restricted Stock granted to Nonemployee Directors pursuant to Section 9 hereof.

“Disability” means, with respect to a Nonemployee Director, the inability to perform the duties of a Director for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.

“Dividend Equivalents” means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an Employee of the Company or any of its Subsidiaries and is expected to become such an Employee within the following six months.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed or quoted on a national securities exchange (including the Nasdaq Global Select Market), the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed or quoted on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated or (iii) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

“Incentive Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Independent Contractor” means a person providing services to the Company or any of its Subsidiaries, including an Employee or Nonemployee Director.

“Independent Contractor Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant who is an Independent Contractor pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

“Independent Contractor Award Agreement” means a written agreement between the Company and a Participant who is an Independent Contractor setting forth the terms, conditions and limitations applicable to an Independent Contractor Award.

“Nonemployee Director” has the meaning set forth in Section 4(b) hereof.

“Nonqualified Stock Option” means an Option that is not an Incentive Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified price.

“Participant” means an Employee, Director or Independent Contractor to whom an Award has been made under this Plan.

“Performance Award” means an award made pursuant to this Plan to a Participant who is an Employee or Independent Contractor who is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

“Stock Award” means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

(4) Eligibility.

a) Employees.  Key Employees eligible for Employee Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.

b) Directors.  Directors eligible for Director Awards under this Plan are those who are not employees of the Company or any of its Subsidiaries (“Nonemployee Directors”).

c) Independent Contractors.  Independent Contractors eligible for Independent Contractor Awards under this Plan are those Independent Contractors providing services to, or who will provide services to, the Company or any of its Subsidiaries.

(5) Common Stock Available for Awards.  Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of 4,395,000 shares of Common Stock (the “Maximum Share Limit”), all of which shall be available for Incentive Options. Each Stock Award (including Stock Awards granted as Restricted Stock or Performance Awards) granted under this Plan shall be counted against the Maximum Share Limit as 1.35 shares of Common Stock. The number of shares of Common Stock that are the subject of Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of

Common Stock or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for additional Awards hereunder. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under this Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding SAR or Option, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the option exercise price. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

(6) Administration.

a) This Plan shall be administered by the Committee. To the extent required in order for Employee Awards to be exempt from Section 16 of the Exchange Act by virtue of the provisions of Rule 16b-3, (i) the Committee shall consist of at least two members of the Board who meet the requirements of the definition of “non-employee director” set forth in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act or (ii) Awards may be granted by, and the Plan may be administered by, the Board.

b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. Notwithstanding the foregoing, except in connection with a transaction involving the Company or its capitalization (as provided in Section 15), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel, exchange, substitute, buyout or surrender outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without approval of the shareholders of the Company. The Committee may make an award to an individual who it expects to become an Employee of the Company or any of its Subsidiaries within the next six months, with such award being subject to the individual's actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(7) Delegation of Authority.  The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

(8) Employee and Independent Contractor Awards.

a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Independent Contractor Awards shall be subject to the same terms and restrictions as are set forth herein with respect to Employee Awards (including, without limitation, restrictions on term, exercise price and per person limitations), and subject to such restrictions, the Committee shall have the sole responsibility and authority to determine the type or types of Independent Contractor Awards to be made under this Plan and may make any such Awards as could be made to an Employee, other than Incentive Options. The term of an Employee Award shall not exceed ten years from the date of grant. Each Employee Award may be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this Section 8(a) and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. Notwithstanding the foregoing, except in connection with a transaction involving the Company or its capitalization (as provided in Section 15), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel, exchange, substitute, buyout or surrender outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without approval of the shareholders of the Company. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

i) Stock Option.  An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

ii) Stock Appreciation Right.  An Employee Award may be in the form of a SAR. The strike price for a SAR shall be not less than the Fair Market Value of the Common Stock on the date on which the SAR is granted. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

iii) Stock Award.  An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

iv) Cash Award.  An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

v) Performance Award.  Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award.  A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole, and may include one or more of the following and need not be the same for each Participant:

•	revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•	expense measures (which include costs of goods sold, operating expenses, selling, general and administrative expenses and overhead costs);

•
operating measures (which include production volumes, margin, oil & gas production, drilling results, reservoir production replacement, reserve additions and other reserve measures, finding costs, development costs and productivity);

•	cash flow measures (which include net cash flow from operating activities and working capital);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include debt-to-equity ratio and net debt);

•	market measures (which include stock price, total shareholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital);

•	corporate value measures (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions or dispositions.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

i) no Participant may be granted, during any one-year period, Employee Awards consisting of Options or SARs that are exercisable for more than 375,000 shares of Common Stock;

ii) no Participant may be granted, during any one-year period, Stock Awards covering or relating to more than 250,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

iii) no Participant may be granted Employee Awards consisting of cash or in any other form permitted under this Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $5,000,000.

(9) Director Awards.  Each Nonemployee Director of the Company shall be granted Director Awards in accordance with this Section 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreement.  Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.

a) Director Options.  On the date of a Nonemployee Director’s first appointment or election to the Board of Directors and on or after each Annual Director Award Date, the Board or the Committee may, in its discretion, grant such Nonemployee Director one or more Director Options that provides for the purchase of such number of shares of Common Stock as the Board or the Committee may determine in its discretion, subject to the limitation that such Awards may not exceed the number of shares of Common Stock then available for award under this Plan.

Each Director Option shall, unless otherwise provided in the specific Award granted, have a term of ten years from the date of grant, notwithstanding any earlier termination of the status of the holder as a Nonemployee Director.  The purchase price of each share of Common Stock subject to a Director Option shall be equal to the Fair Market Value of the Common Stock on the date of grant.  Upon a Change in Control, all Director Options shall immediately vest.  All Director Options held by a Nonemployee Director shall vest upon such Director’s death.  All unvested Director Options shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors.

Any Award of Director Options shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations of the Award, including without limitation those set forth above, and shall be signed by the Participant to whom the Director Options are granted and by an Authorized Officer for and on behalf of the Company.  Without limiting the generality of any other provision hereof, Director Options in addition to those provided for in the first two paragraphs of this Section 9(a) may be granted by the Board or the Committee to a Nonemployee Director who serves as chairman or a member of the Audit, Compensation or Nominating committees of the Board; provided that each such non-chairman member of any such committee to whom a Director Option is to be granted is deemed by the Committee to be “independent” for purposes of the rules of The Nasdaq Stock Market, Inc.

b) Director Restricted Stock.  On the date of a Nonemployee Director’s first appointment or election to the Board of Directors and on or after each Annual Director Award Date, the Board or the Committee may, in its discretion, grant such Nonemployee Director one or more Awards of Restricted Stock for such number of shares of Restricted Stock as the Board or the Committee may determine in its discretion, subject to the limitation that such Awards may not exceed the number of shares of Common Stock then available for award under this Plan.

Upon a Change in Control, all shares of Director Restricted Stock shall immediately vest.  All unvested Restricted Stock held by a Nonemployee Director shall vest upon such Director’s death.  All unvested shares of Director Restricted Stock shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors.

Any Award of Director Restricted Stock shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations of the Award, including without limitation those set forth above, and shall be signed by the Participant to whom the Director Restricted Stock is granted and by an Authorized Officer for and on behalf of the Company.  Without limiting the generality of any other provision hereof, Awards of Restricted Stock in addition to those provided for in the first paragraph of this Section 9(b) may be granted by the Board or the Committee to a Nonemployee Director who serves as chairman or a member of the Audit, Compensation or Nominating committees of the Board; provided that each such non-chairman member of any such committee to whom an Award of Restricted Stock is to be granted is deemed by the Committee to be “independent” for purposes of the rules of The Nasdaq Stock Market, Inc. or other such exchange on which the Company’s Common Stock is listed or quoted.

(10) Payment of Awards.

a) General.  Payment of Employee Awards or Independent Contractor Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award or Independent Contractor Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restriction Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

b) Dividends and Interest.  Unless specifically provided otherwise in an Award Agreement, rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, but such dividends or Dividend Equivalents shall be held by the Company and paid, without interest, within 10 days following the lapse of the restrictions on the Stock Award.  In the event the Stock Award is forfeited, dividends and Dividend Equivalents paid with respect to such shares during the Restriction Period shall also be forfeited.

c) Substitution of Awards.  Subject to the provisions of Section 6(b), at the discretion of the Committee, a Participant who is an Employee or Independent Contractor may be offered an election to substitute an Employee Award or Independent Contractor Award for another Employee Award or Independent Contractor Award or Employee Awards or Independent Contractor Awards of the same or different type. No Option or SAR may be substituted for another Employee Award or Independent Contractor Award without the approval of the shareholders of the Company (except in connection with a change in the Company’s capitalization or as otherwise provided in Section 15 hereof).

(11) Stock Option Exercise.  The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock or Director Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Independent Contractors to tender Common Stock or other Employee Awards or Independent Contractor Awards; provided that any Common Stock that is or was the subject of an Employee Award or Independent Contractor Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award or Independent Contractor Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock or Director Restricted Stock used as consideration therefore, shall be subject to the same restrictions as the Restricted Stock or Director Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

(12) Taxes.  The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.  To the extent allowed by law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee or Independent Contractor to permit the payment of taxes required by law.

(13) Amendment, Modification, Suspension or Termination.  The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

(14) Assignability.  Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void.

(15) Adjustments.

a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment.

c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to outstanding Awards or other provisions for the disposition of outstanding Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an outstanding Award or the assumption of an outstanding Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the outstanding Award and, if the transaction is a cash merger, to provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to provide for the acceleration of the vesting and exercisability of an outstanding Award and the cancellation thereof in exchange for such payment as shall be determined by the Board in its sole discretion.

(16) Restrictions.  No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that grants of Awards under this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement and that any ambiguities or inconsistencies in the construction of such an Award or this Plan be interpreted to give effect to such intention. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

(17) Unfunded Plan.  Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

(18) Section 409A of the Code.  All Awards under this Plan are intended either to be exempt from, or to comply with the requirements of Section 409A, and this Plan and all Awards shall be interpreted and operated in a manner consistent with that intention.  Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an applicable tax under Section 409A, that Plan provision or Award shall be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

(19) Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

(20) No Right to Employment or Directorship.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or any Subsidiary.  Further, nothing in this Plan or an Award Agreement constitutes any assurance or obligation of the Board to nominate any Nonemployee Director for re-election by the Company’s shareholders.

(21) Successors.  All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company by merger, consolidation or otherwise.

(22) Effectiveness.  This Plan was previously amended and restated effective February 17, 2000 and was thereafter amended.  This amendment and restatement of the Plan is effective April 30, 2009, the date on which it was approved by the shareholders of the Company.  This Plan shall continue in effect for a term of ten years after the date on which the shareholders of the Company approve this amended and restated Plan, unless sooner terminated by action of the Board.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer on the date first written above.

CARRIZO OIL & GAS, INC.

By:_________________________

Title:________________________

ATTACHMENT A

“CHANGE IN CONTROL”

The following definitions apply regarding Change in Control provisions of the foregoing Plan:

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

(a) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(b) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

(c) such Person or any such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner”.

“Change of Control” shall mean any of the following:

(a) any Person (other than an Exempt Person) shall become the Beneficial Owner of 40% or more of the shares of Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied; or

(b) individuals who, as of April 30, 2009, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 30, 2009 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or  threatened election contest; or

(c) the Company engages in and completes a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 85% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 40% or more of the Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or

(d) the Company engages in and completes (i) a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii) (A), (B) and (C) of this subsection (d) are satisfied, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 85% of the then outstanding shares of common stock or such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 40% or more of the Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred pursuant to subsections (a), (c) or (d) of this definition as a result of (i) any Person that is currently party to the Shareholders Agreement dated as of December 15, 1999 among the Company, C.B. Capital Investors, L.P. (now J.P. Morgan Partners (23A SBIC), LLC), S.P. Johnson IV, Frank A. Wojtek, Steven A. Webster and Mellon Ventures, L.P., as amended from time to time, or the Shareholders Agreement dated as of February 20, 2002 among the Company, Mellon Ventures, L.P., S.P. Johnson IV, Frank A. Wojtek and Steven A. Webster, as amended from time to time (collectively, the “Shareholders Agreements”), becoming the Beneficial Owner at any time of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company, or (ii) any other Person becoming the Beneficial Owner at any time of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company to the extent caused by the attribution to that other Person of the beneficial ownership of the Common Stock or Voting Stock of a Person who is listed in clause (i) above and is a member of a group with such other Person solely because of a voting agreement, tag-along rights or other rights substantially similar to the rights set forth in the Shareholders Agreements.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exempt Person” shall mean the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock) except upon the occurrence of a contingency, whether such rights exist as of April 30, 2009 or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

“Voting Stock” shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

ANNUAL MEETING OF SHAREHOLDERS OF

CARRIZO OIL & GAS, INC.

APRIL 30, 2009

Please sign, date and mail your proxy card in the
envelope provided as soon as possible.

The undersigned hereby appoints S.P. Johnson IV and Paul F. Boling, jointly and severally, proxies, with full power of substitution and with discretionary authority to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. (the "Company") to be held on Thursday, April 30, 2009, at The Downtown Club at Plaza, 49th Floor, One Shell Plaza, 910 Louisiana Street, Houston, Texas, at 9:00 a.m. or at any adjournment thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed herein. In the absence of specific direction to the contrary, this proxy will be voted for proposals 1, 2 and 3.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforementioned Annual Meeting.

(Continued and to be signed on the reverse side)

CARRIZO OIL & GAS, INC. 1000 LOUISIANA STREET - SUITE 1500 HOUSTON, TX 77002	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARRIZO OIL & GAS, INC.	For	Withhold	For All	To Withhold authority to vote for any individual
	All	All	Except	nominee(s) mark "For All Except" and write
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.	☐	☐	☐	the number(s) of the nominee(s) on the line below.

Vote On Directors
1. Election of Directors

Nominees:
01) S.P. Johnson IV
02) Steven A. Webster
03) Thomas L. Carter, Jr.
04) Paul B. Loyd, Jr.
05) F. Gardner Parker
06) Roger A. Ramsey
07) Frank A. Wojtek

Vote On Proposals					For	Against	Abstain
2. Approval of the Amended and Restated Incentive Plan.					o	o	o

3. With discretionary authority as to such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership, by authorized officer.

Signature of Shareholder
Date
Signature of Shareholder
Date